           As filed with the Securities and Exchange Commission on July 27, 2007
                                                     Securities Act No. 33-44964
                                        Investment Company Act File No. 811-6526


--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

                  Pre-Effective Amendment No.                           [ ]
                                              --


                  Post-Effective Amendment No. 126                      [X]
                                               ---
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]

                  Amendment No. 128                                     [X]
                                ---

                               THE COVENTRY GROUP
                               ------------------
               (Exact Name of Registrant as Specified in Charter)


                     3435 Stelzer Road, Columbus, Ohio 43219
                     ---------------------------------------
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (614) 470-8000
                                                 -----------------


                                Michael V. Wible
                               Thompson Hine LLP
                        10 West Broad Street, Suite 700
                              Columbus, Ohio 43215
                             ----------------------
                    (Name and Address of Agent for Service)


                                With Copies to:
                                ---------------


                            Jennifer M. Millenbaugh
                         Citi Fund Services Ohio, Inc.
                               3435 Stelzer Road
                              Columbus, Ohio 43219


It is proposed that this filing will become effective immediately upon filing pursuant to paragraph (b) of Rule 485.

                [BOSTON TRUST INVESTMENT MANAGEMENT, INC. LOGO]

                           BOSTON TRUST BALANCED FUND
                            BOSTON TRUST EQUITY FUND
                          BOSTON TRUST SMALL CAP FUND

                          WALDEN SOCIAL BALANCED FUND
                           WALDEN SOCIAL EQUITY FUND

                              [WALDEN ASSET LOGO]
                        Prospectus dated August 1, 2007

Neither the Securities and Exchange Commission nor any other regulatory body has approved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. It is unlawful for anyone to make any representation to the contrary.

                                                        TABLE OF CONTENTS


                                                RISK/RETURN SUMMARY AND FUND EXPENSES

                                  [SCALES]
Carefully review this                               3  Boston Trust Balanced Fund
important section for a                             7  Boston Trust Equity Fund
summary of each Fund's                             11  Boston Trust Small Cap Fund
investments, risks and fees.                       15  Walden Social Balanced Fund
                                                   19  Walden Social Equity Fund

                                                INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                [MAGNIFYING
                                   GLASS]
This section contains                              23  Boston Trust Balanced Fund
details on each Fund's                             24  Boston Trust Equity Fund
investment strategies and                          25  Boston Trust Small Cap Fund
risks.                                             28  Walden Social Balanced Fund
                                                   29  Walden Social Equity Fund
                                                   30  Investment Risks
                                                   30  Socially Responsible Investing -- The Walden
                                                       Funds

                                                SHAREHOLDER INFORMATION

                                   [BOOK]
Consult this section to                            34  Pricing of Fund Shares
obtain details on how shares                       34  Purchasing and Adding to Your Shares
are valued, how to purchase,                       37  Selling Your Shares
sell and exchange shares,                          40  Exchanging Your Shares
related charges and payments                       41  Dividends, Distributions and Taxes
of dividends.

                                                FUND MANAGEMENT

                                [LINE GRAPH]
Review this section for                            42  The Investment Adviser
details on the people and                          42  Portfolio Managers
organizations who oversee
the Funds and their
investments.

                                                FINANCIAL HIGHLIGHTS

                                   [HAND]
Review this section for                            45  Boston Trust Balanced Fund
details on the selected                            46  Boston Trust Equity Fund
financial statements of the                        47  Boston Trust Small Cap Fund
Funds.                                             48  Walden Social Balanced Fund
                                                   49  Walden Social Equity Fund

  RISK/RETURN SUMMARY [SCALES ICON]

                               BOSTON TRUST BALANCED FUND


    INVESTMENT OBJECTIVES                      The Boston Trust Balanced Fund seeks long-term capital
                                               growth and income through an actively managed portfolio
                                               of stocks, bonds and money market instruments.

    PRINCIPAL INVESTMENT STRATEGIES            The Fund invests in stocks, bonds and money market
                                               instruments, with at least 25% of assets in fixed-income
                                               securities and at least 25% of assets in equity
                                               securities.

    PRINCIPAL INVESTMENT RISKS                 The Fund is subject to stock market risk, interest rate
                                               risk and credit risk. Therefore, the value of the Fund's
                                               investments will fluctuate with market conditions and
                                               interest rates and the value of your investment in the
                                               Fund will also vary. You could lose money on your
                                               investment in the Fund, or the Fund could underperform
                                               other investments. Investments in the Fund are not
                                               deposits of Boston Trust Investment Management, Inc. (the
                                               "Adviser") or Boston Trust & Investment Management
                                               Company and are not insured or guaranteed by the Federal
                                               Deposit Insurance Corporation or any other government
                                               agency.

    WHO MAY WANT TO INVEST?                    Consider investing in the Fund if you are:
                                                 - investing for a period of time in excess of 3 to 5
                                                   years
                                                 - able to bear (emotionally and/or financially) the
                                                   risk of market value fluctuations in the short or
                                                   long-term
                                                 - looking for a combination of exposure to stock
                                                   investments for long-term growth, and bond
                                                   investments for greater stability of income and
                                                   principal
                                               This Fund will not be appropriate for someone:
                                                 - investing for a period of time less than 3 to 5 years
                                                 - not comfortable with market fluctuations in the
                                                   short-term
                                                 - looking primarily for a high level of current income

  RISK/RETURN SUMMARY

                      [SCALES ICON]



                              BOSTON TRUST BALANCED FUND


The chart and table on this page show how the Fund has performed and how its performance has varied from year to year. The bar chart shows changes in the Fund's yearly performance for each of the past ten calendar years. The table below it compares the Fund's performance (both before and after taxes) over time to that of several benchmark indices consisting of the Lipper Mixed-Asset Target Allocation Growth Funds Average(2), the Standard & Poor's 500(R) Stock Index ("S&P 500(R) Index"),(3) the Lehman Brothers U.S. Government/Credit Bond Index(4) and the Citigroup 90-Day U.S. Treasury Bill.(5)


PERFORMANCE BAR CHART AND TABLE(1)
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                                    [BAR GRAPH IN %]

1997                                                                             27.08
1998                                                                             19.27
1999                                                                              4.57
2000                                                                              0.36
2001                                                                             -1.55
2002                                                                             -1.33
2003                                                                             14.96
2004                                                                             10.46
2005                                                                             -0.02
2006                                                                             10.14

                                    Past performance does not indicate how the Fund will perform in the future.

     AVERAGE ANNUAL TOTAL RETURNS
     (for the periods ending

     December 31, 2006(6))


                                    Best quarter:  Q2 1997     +11.95%
                                    Worst quarter: Q3 1998     -6.13%


                                                                PAST
                                                                YEAR        5 YEARS   10 YEARS
                                                            ----------------------------------
 BOSTON TRUST BALANCED FUND
  Before Taxes                                                 10.14%        6.65%     8.01%
  After Taxes on Distributions(7)                               9.12%        5.87%     6.72%
  After Taxes on Distributions and Sale of Fund Shares(7)       7.82%        5.42%     6.34%
                                                            ----------------------------------
 LIPPER MIXED-ASSET TARGET ALLOCATION GROWTH FUNDS
 AVERAGE(2)                                                    12.12%        6.26%     7.16%
                                                            ----------------------------------
 S&P 500(R) INDEX(3)                                           15.79%        6.19%     8.42%
                                                            ----------------------------------
 LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT BOND INDEX(4)           3.78%        5.17%     6.26%
                                                            ----------------------------------
 CITIGROUP 90-DAY U.S. TREASURY BILL(5)                         4.67%        2.34%     3.58%
----------------------------------------------------------------------------------------------


The table assumes that shareholders redeem all their fund shares at the end of the period indicated.

(1) Both the chart and table assume reinvestment of dividends and distributions.


(2) The Lipper Mixed-Asset Target Allocation Growth Funds Average is an average of managed mutual funds whose primary objective is to maintain a mix of between 60%-80% equity securities with the remainder invested in bonds, cash and cash equivalents. The returns do not reflect the impact of taxes.



(3) A widely recognized, unmanaged index of common stocks generally representative of the U.S. stock market as a whole. The index returns do not reflect the deduction of fees and expenses associated with a mutual fund or the impact of taxes.



(4) A widely recognized, unmanaged index generally representative of the bond market as a whole. The index returns do not reflect the deduction of fees and expenses associated with a mutual fund or the impact of taxes.



(5) The 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are guaranteed as to timely payment of principal and interest by the U.S. Government and offer a fixed rate of return. The index returns do not reflect the deduction of fees and expenses associated with a mutual fund or the impact of taxes.



(6) For the period January 1, 2007 through June 30, 2007, the aggregate (non-annualized) total return for the Fund was 6.46%.



(7) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  FUND EXPENSES

             [SCALES ICON]

BOSTON TRUST BALANCED FUND

ANNUAL FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Boston Trust Balanced Fund.


                                          SHAREHOLDER FEES
                                          (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                          Maximum Sales Charge (load) on Purchases           None
                                          ----------------------------------------------------------
                                          Maximum Deferred Sales Charge (load)               None
                                          ANNUAL FUND OPERATING EXPENSES
                                          (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                          Management Fees                                   0.75%
                                          ----------------------------------------------------------
                                          Distribution and Service (12b-1) Fees              None
                                          ----------------------------------------------------------
                                          Other Expenses                                    0.32%
                                          ----------------------------------------------------------
                                          Acquired Fund Fees and Expenses                   0.01%
                                          ----------------------------------------------------------
                                          Total Fund Operating Expenses(1)                  1.08%
                                          ----------------------------------------------------------
                                          Fee waiver and/or Expense Reimbursement(2)        0.07%
                                          ----------------------------------------------------------
                                          Net Expenses(1,2)                                 1.01%



 (1) The Total Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies ("Acquired Funds"). Excluding the indirect costs of investing in Acquired Funds, Total Fund Operating Expenses would be 1.07% and Net Expenses would be 1.00%.



(2) The Adviser has entered into an expense limitation agreement with the Fund to reduce fees payable to the Adviser and/or reimburse the Fund to limit the Total Fund Operating Expenses of the Fund to 1.00% of its average daily net assets (exclusive of brokerage costs, interest, taxes, litigation, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted accounting principles)). The Fund has agreed to repay the Adviser for amounts waived or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the Fund's Total Fund Operating Expenses to exceed 1.00% of its average daily net assets and the repayment is made within three years after the year in which the Adviser incurred the expense. The addition of certain non-waivable expenses may cause the Fund's Net Expenses to exceed the maximum amount of 1.00% agreed to by the Investment Adviser.

  FUND EXPENSES


             [SCALES ICON]




                       BOSTON TRUST BALANCED FUND


                       EXPENSE EXAMPLE
                       Use this table to compare fees and expenses with those of other funds. The table illustrates the amount of fees and expenses you would pay, assuming the following:

                         - $10,000 investment
                         - 5% annual return
                         - redemption at the end of each period

                         - Net Expenses for year 1, and Total Fund Operating
                           Expenses thereafter


                       Because this example is hypothetical and for comparison purposes only, your actual costs will be different.


                                                                                    1       3       5       10
                                                      BOSTON TRUST BALANCED FUND   YEAR   YEARS   YEARS   YEARS
                                                                                   $103   $337    $589    $1,311
                                                     -----------------------------------------------------------

  RISK/RETURN SUMMARY [SCALES ICON]

                               BOSTON TRUST EQUITY FUND


    INVESTMENT OBJECTIVES                      The Boston Trust Equity Fund seeks long-term capital
                                               growth through an actively managed portfolio of stocks.

    PRINCIPAL INVESTMENT STRATEGIES            The Fund invests, under normal circumstances, at least
                                               80% of its assets in equity securities.

    PRINCIPAL INVESTMENT RISKS                 The Fund is subject to stock market risk. Therefore, the
                                               value of the Fund's investments will fluctuate with
                                               market conditions and the value of your investment in the
                                               Fund will also vary. You could lose money on your
                                               investment in the Fund, or the Fund could underperform
                                               other investments. Investments in the Fund are not
                                               deposits of Boston Trust Investment Management, Inc. (the
                                               "Adviser") or Boston Trust & Investment Management
                                               Company and are not insured or guaranteed by the Federal
                                               Deposit Insurance Corporation or any other government
                                               agency.

    WHO MAY WANT TO INVEST?                    Consider investing in the Fund if you are:
                                                 - investing for a period of time in excess of 3 to 5
                                                   years
                                                 - able to bear (emotionally and/or financially) the
                                                   risk of market value fluctuations in the short or
                                                   long-term
                                                 - looking for a high-quality, well-diversified,
                                                   all-equity portfolio that provides the potential for
                                                   growth of your investment
                                                 - comfortable with market value fluctuations in the
                                                   short-term
                                               This Fund will not be appropriate for someone:
                                                 - investing for a period of time less than 3 to 5 years
                                                 - not comfortable with market fluctuations
                                                 - looking primarily for current income

  RISK/RETURN SUMMARY

                      [SCALES ICON]

                              BOSTON TRUST EQUITY FUND


The chart and table on this page show how the Fund has performed and how its performance has varied from year to year. The bar chart shows the Fund's yearly performance for each calendar year since its inception on October 1, 2003. The table below it compares the Fund's performance (both before and after taxes) to that of its benchmark index, the Standard & Poor's 500(R) Stock Index ("S&P 500(R) Index")(2).


PERFORMANCE BAR CHART AND TABLE(1)
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
[BAR GRAPH IN %]

2004                                                                             11.93
2005                                                                              0.17
2006                                                                             12.03

Past performance does not indicate how the Fund will perform in the future.

Best quarter:  Q4 2004      8.21%
Worst quarter: Q1 2005     -2.06%

     AVERAGE ANNUAL TOTAL RETURNS
     (for the periods ending

     December 31, 2006(3))



                                                                               SINCE
                                                                 PAST        INCEPTION
                                                                 YEAR        ON 10/1/03
                                                             --------------------------
 BOSTON TRUST EQUITY FUND
  Before Taxes                                                  12.03%         10.69%
  After Taxes on Distributions(4)                               11.58%         10.29%
  After Taxes on Distributions and Sale of Fund Shares(4)        8.41%          9.15%
                                                             --------------------------
 S&P 500(R) INDEX(2)                                            15.79%         12.78%
---------------------------------------------------------------------------------------


The table assumes that shareholders redeem all their fund shares at the end of the period indicated.

(1) Both the chart and table assume reinvestment of dividends and distributions.

(2) A widely recognized, unmanaged index of common stocks generally representative of the U.S. stock market as a whole. The index returns do not reflect the deduction of fees and expenses associated with a mutual fund or the impact of taxes.


(3) For the period January 1, 2007 through June 30, 2007, the aggregate (non-annualized) total return for the Fund was 7.53%.



(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  FUND EXPENSES

             [SCALES ICON]

                       BOSTON TRUST EQUITY FUND

ANNUAL FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Boston Trust Equity Fund.


                                          SHAREHOLDER FEES
                                          (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                          Maximum Sales Charge (load) on Purchases         None
                                          -------------------------------------------------------
                                          Maximum Deferred Sales Charge (load)             None

                                          ANNUAL FUND OPERATING EXPENSES
                                          (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                          Management Fees                                  0.75%
                                          -------------------------------------------------------
                                          Distribution and Service (12b-1) Fees            None
                                          -------------------------------------------------------
                                          Other Expenses                                   0.36%
                                          -------------------------------------------------------
                                          Total Fund Operating Expenses                    1.11%
                                          -------------------------------------------------------
                                          Fee waiver and/or Expense Reimbursement(1)       0.11%
                                          -------------------------------------------------------
                                          Net Expenses                                     1.00%
                                          -------------------------------------------------------



(1) The Adviser has entered into an expense limitation agreement with the Fund to reduce fees payable to the Adviser and/or reimburse the Fund to limit the Total Fund Operating Expenses of the Fund to 1.00% of its average daily net assets for its current fiscal year (exclusive of brokerage costs, interest, taxes, litigation, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted accounting principles)). The Fund has agreed to repay the Adviser for amounts waived or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the Fund's Total Fund Operating Expenses to exceed 1.00% of its average daily net assets and the repayment is made within three years after the year in which the Adviser incurred the expense.

 FUND EXPENSES [SCALES ICON]



                       BOSTON TRUST EQUITY FUND


EXPENSE EXAMPLE

Use this table to compare fees and expenses with those of other funds. The table illustrates the amount of fees and expenses you would pay, assuming the following:

  - $10,000 investment
  - 5% annual return
  - redemption at the end of each period

  - Net Expenses for year 1, and Total Fund Operating Expenses thereafter


Because this example is hypothetical and for comparison purposes only, your actual costs will be different.

                            1       3       5       10
BOSTON TRUST EQUITY FUND   YEAR   YEARS   YEARS   YEARS
                           $102   $342    $601    $1,342
--------------------------------------------------------

  RISK/RETURN SUMMARY [SCALES ICON]

                               BOSTON TRUST SMALL CAP FUND


    INVESTMENT OBJECTIVE                       The Boston Trust Small Cap Fund seeks long-term capital
                                               growth through an actively managed portfolio of stocks of
                                               small capitalization companies.

    PRINCIPAL INVESTMENT STRATEGIES            The Adviser pursues the Fund's investment objective by
                                               investing primarily (at least 80% of its assets) in a
                                               diversified portfolio of equity securities of small cap
                                               companies. "Assets" means net assets, plus the amount of
                                               borrowing for investment purposes. For these purposes,
                                               the Adviser defines small cap issuers as those with
                                               market capitalizations within the range encompassed by
                                               the Russell 2000 Index at the time of purchase. As of May
                                               31, 2007, the market capitalization range of the Russell
                                               2000 Index was between $15 million and $4.9 billion.

    PRINCIPAL INVESTMENT RISKS                 The Fund is subject to stock market risk. Therefore, the
                                               value of the Fund's investments will fluctuate with
                                               market conditions and the value of your investment in the
                                               Fund will also vary. You could lose money on your
                                               investment in the Fund, or the Fund could underperform
                                               other investments. The Fund also invests primarily in the
                                               stocks of small capitalization companies and is therefore
                                               subject to the risks associated with small cap stocks
                                               which may be more volatile than those of larger, more
                                               established issuers. Investments in the Fund are not
                                               deposits of Boston Trust Investment Management, Inc. (the
                                               "Adviser") or Boston Trust & Investment Management
                                               Company and are not insured or guaranteed by the Federal
                                               Deposit Insurance Corporation or any other government
                                               agency.

    WHO MAY WANT TO INVEST?                    Consider investing in the Fund if you are:
                                                 - investing for a period of time in excess of 3 to 5
                                                   years
                                                 - able to bear (emotionally and/or financially) the
                                                   risk of market value fluctuations in the short or
                                                   long-term
                                                 - looking to add a growth component to your portfolio
                                               This Fund will not be appropriate for someone:
                                                 - investing for a period of time less than 3 to 5 years
                                                 - not comfortable with market fluctuations
                                                 - looking for current income

  RISK/RETURN SUMMARY

                      [SCALES ICON]

                              BOSTON TRUST SMALL CAP FUND


The chart and table on this page show how the Fund has performed and how its performance has varied from year to year. The bar chart show's changes in the Fund's yearly performance for each of the past ten calendar years to demonstrate that the Fund's value varied at differing times. The table below it compares the Fund's performance over time (both before and after taxes) to that of its benchmark index, the Russell 2000 Index(2). The quoted performance for the Fund reflects the performance of a collective investment fund (the "Collective Fund") that was previously managed with full investment authority by the parent company of the Fund's Adviser prior to the establishment of the Fund on December 16, 2005. The performance of the Collective Fund has been restated to reflect the net expenses (after applicable fee waivers and expense reimbursements) of the Fund for its initial year of investment operations. The assets of the Collective Fund were converted into assets of the Fund upon the establishment of the Fund.(3)


PERFORMANCE BAR CHART AND TABLE(1)
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
[BAR GRAPH IN %]

1997                                                                             16.22
1998                                                                              2.07
1999                                                                              2.73
2000                                                                             35.44
2001                                                                              2.29
2002                                                                            -12.77
2003                                                                             39.15
2004                                                                             20.72
2005                                                                              4.51
2006                                                                             13.10

Past performance does not indicate how the Fund will perform in the future.

Best quarter:  Q2 2003      17.33%
Worst quarter: Q3 1998     -17.74%
     AVERAGE ANNUAL TOTAL RETURNS

     (for the periods ending December 31, 2006(4))



                                                                PAST
                                                                YEAR        5 YEARS   10 YEARS
                                                            ----------------------------------
 BOSTON TRUST SMALL CAP FUND
  Before Taxes                                                 13.10%       11.61%     11.32%
  After Taxes on Distributions(5)                              12.76%       11.55%     11.29%
  After Taxes on Distributions and Sale of Fund Shares(5)       8.98%       10.16%     10.17%
                                                            ----------------------------------
 RUSSELL 2000 INDEX(3)                                         18.37%       11.39%      9.44%
                                                            ----------------------------------


The table assumes that shareholders redeem all their fund shares at the end of the period indicated.

(1) Both the chart and table assume reinvestment of dividends and distributions.


(2) A widely recognized, unmanaged index generally representative of the performance of domestically traded common stocks of small to mid-sized companies. The index returns do not reflect the deduction of fees and expenses associated with a mutual fund or the impact of taxes.



(3) The Fund's investment objective and policies are substantially similar to those of the Collective Fund. The Collective Fund was not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Collective Fund had been registered under the 1940 Act, its performance might have been adversely affected.



(4) For the period January 1, 2007 through June 30, 2007, the aggregate (non-annualized) total return for the Fund was 12.04%.



(5) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for the periods prior to the time the Fund became a registered investment company are not required to be presented.

  FUND EXPENSES

             [SCALES ICON]

BOSTON TRUST SMALL CAP FUND

ANNUAL FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Boston Trust Small Cap Fund.


                                          SHAREHOLDER FEES
                                          (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                          Maximum Sales Charge (load) on purchases          None
                                          ---------------------------------------------------------
                                          Maximum Deferred Sales Charge (load)              None
                                          ---------------------------------------------------------
                                          Redemption Fee (as a percentage of amount
                                            redeemed, if applicable)(1)                    1.00%

                                          ANNUAL FUND OPERATING EXPENSES
                                          (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                          Management Fees                                  0.75%
                                          ---------------------------------------------------------
                                          Distribution and Service (12b-1) Fees             None
                                          ---------------------------------------------------------
                                          Other Expenses                                   0.68%
                                          ---------------------------------------------------------
                                          Total Fund Operating Expenses                    1.43%
                                          ---------------------------------------------------------
                                          Fee waiver and/or Expense Reimbursement(2)       0.18%
                                          ---------------------------------------------------------
                                          Net Expenses                                     1.25%
                                          ---------------------------------------------------------



 (1) Fund shares redeemed within 60 days of purchase will be subject to a redemption fee equal to 1.00% of the value of shares redeemed.



 (2) The Adviser has entered into an expense limitation agreement with the Fund to reduce fees payable to the Adviser and/or reimburse the Fund to limit the Total Fund Operating Expenses of the Fund to 1.25% of its average daily net assets for its current fiscal year (exclusive of brokerage costs, interest, taxes, litigation, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted accounting principles)). The Fund has agreed to repay the Adviser for amounts waived or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the Fund's Total Fund Operating Expenses to exceed 1.25% of its average daily net assets and the repayment is made within three years after the year in which the Adviser incurred the expense.

  FUND EXPENSES [SCALES ICON]



                          BOSTON TRUST SMALL CAP FUND


EXPENSE EXAMPLE

Use this table to compare fees and expenses with those of other funds. The table illustrates the amount of fees and expenses you would pay, assuming the following:

 - $10,000 investment
 - 5% annual return
 - redemption at the end of each period

 - Net Expenses for year 1, and Total Fund Operating
   Expenses thereafter


Because this example is hypothetical and for comparison purposes only, your actual costs will be different.


BOSTON TRUST SMALL CAP     1       3       5       10
FUND                      YEAR   YEARS   YEARS   YEARS
                          $127   $435    $765    $1,698
-------------------------------------------------------

  RISK/RETURN SUMMARY

                      [SCALES ICON]

                               WALDEN SOCIAL BALANCED FUND


    INVESTMENT OBJECTIVE                       The Walden Social Balanced Fund seeks long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments.

    PRINCIPAL INVESTMENT STRATEGIES            The Fund invests in stocks, bonds and money market instruments, with at least 25% of assets in fixed-income securities and at least 25% of assets in equity securities.

    PRINCIPAL INVESTMENT RISKS                 The Fund is subject to stock market risk, interest rate risk and credit risk.
                                               Therefore, the value of the Fund's investments will fluctuate with market conditions and interest rates and the value of your investment in the Fund will also vary. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Investments in the Fund are not deposits of Boston Trust Investment
                                               Management, Inc. (the "Adviser") or Boston Trust & Investment Management Company and
                                               are not insured or guaranteed by the Federal Deposit Insurance Corporation or any
                                               other government agency.

    WHO MAY WANT TO INVEST?                    Consider investing in the Fund if you are:
                                                 - interested in ensuring that your investments are consistent with your social concerns and values
                                                 - investing for a period of time in excess of 3 to 5 years
                                                 - able to bear the risk (emotionally and/or financially) of market value fluctuations in the short or long-term
                                                 - looking for a combination of exposure to stock investments for long-term growth, and fixed-income investments (bonds and money market instruments) for greater stability of income and principal

                                               This Fund will not be appropriate for someone:
                                                 - investing for a period of time less than 3 to 5 years
                                                 - not comfortable with market fluctuations in the short-term
                                                 - looking primarily for a high level of current income

  RISK/RETURN SUMMARY

                      [SCALES ICON]

                               WALDEN SOCIAL BALANCED FUND


The chart and table on this page show how the Fund has performed and how its performance has varied from year to year. The bar chart shows the Fund's yearly performance for each calendar year since its inception on June 20, 1999. The table below it compares the Fund's performance (before and after taxes) over time to that of several benchmark indices consisting of the Lipper Mixed-Asset Target Allocation Growth Funds Average,(2) the Standard & Poor's 500(R) Stock Index ("S&P 500(R) Index") (50%)(3), the Lehman Brothers U.S. Government/Credit Bond Index(4) and the Citigroup 90-Day U.S. Treasury Bill.(5)



PERFORMANCE BAR CHART AND TABLE(1)
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                                    [BAR CHART]

2000                                                                              5.13
2001                                                                             -2.85
2002                                                                             -6.11
2003                                                                             14.88
2004                                                                              8.61
2005                                                                              1.48
2006                                                                              6.89

                                    Past performance does not indicate how the Fund will perform in the future.
     AVERAGE ANNUAL TOTAL RETURNS
     (for the periods ending

     December 31, 2006(6))


                                    Best quarter:  Q2 2003     +7.23%
                                    Worst quarter: Q1 2001     -6.23%


                                                                                 SINCE
                                                               PAST      5     INCEPTION
                                                               YEAR    YEARS   ON 6/20/99
                                                               --------------------------
 WALDEN SOCIAL BALANCED FUND
  Before Taxes                                                 6.89%   4.91%     3.97%
  After Taxes on Distributions(7)                              6.41%   4.42%     3.41%
  After Taxes on Distributions and Sale of Fund Shares(7)      4.96%   3.98%     3.10%
                                                               --------------------------
 LIPPER MIXED-ASSET TARGET ALLOCATION GROWTH FUNDS AVERAGE     12.12%  6.26%     7.16%
                                                               --------------------------
 S&P 500(R) INDEX(3)                                           15.79%  6.19%     2.35%
                                                               --------------------------
 LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT BOND INDEX(4)          3.78%   5.17%        NA
                                                               --------------------------
 CITIGROUP 90-DAY U.S. TREASURY BILL(5)                        4.67%   2.34%     3.15%
-----------------------------------------------------------------------------------------


The table assumes that shareholders redeem all their fund shares at the end of the period indicated.

(1) Both the chart and table assume reinvestment of dividends and distributions.


(2) The Lipper Mixed-Asset Target Allocation Growth Funds Average is an average of managed mutual funds whose primary objective is to maintain a mix of between 60% - 80% equity securities with the remainder invested in bonds, cash and cash equivalents. The returns do not reflect the impact of taxes.



(3) A widely recognized, unmanaged index of common stocks generally representative of the U.S. stock market as a whole. The index returns do not reflect the deduction of fees and expenses associated with a mutual fund or the impact of taxes.



(4) A widely recognized, unmanaged index generally representative of the bond market as a whole. The index returns do not reflect the deduction of fees and expenses associated with a mutual fund or the impact of taxes.



(5) The 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are guaranteed as to timely payment of principal and interest by the U.S. Government and offer a fixed rate of return. The index returns do not reflect the deduction of fees and expenses associated with a mutual fund or the impact of taxes.



(6) For the period January 1, 2007 through June 30, 2007, the aggregate (non-annualized) total return of the Fund was 4.92%.



(7) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  FUND EXPENSES

             [SCALES ICON]

                       WALDEN SOCIAL BALANCED FUND

ANNUAL FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Walden Social Balanced Fund.


                                          SHAREHOLDER FEES
                                          (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                          Maximum Sales Charge (load) on Purchases           None
                                          ----------------------------------------------------------
                                          Maximum Deferred Sales Charge (load)               None

                                          ANNUAL FUND OPERATING EXPENSES
                                          (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                          Management Fees                                   0.75%
                                          ----------------------------------------------------------
                                          Distribution and Service (12b-1) Fees              None
                                          ----------------------------------------------------------
                                          Other Expenses(1)                                 0.42%
                                          ----------------------------------------------------------
                                          Total Fund Operating Expenses                     1.17%
                                          ----------------------------------------------------------
                                          Fee Waiver and/or Expense Reimbursement(1)        0.17%
                                          ----------------------------------------------------------
                                          Net Expenses                                      1.00%
                                          ----------------------------------------------------------



(1) The Adviser has entered into an expense limitation agreement with the Fund to reduce fees payable to the Adviser and/or reimburse the Fund to limit the Total Fund Operating Expenses of the Fund to 1.00% of its average daily net assets for its current fiscal year (exclusive of brokerage cost, interest, taxes, litigation, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted accounting principles)). The Fund has agreed to repay the Adviser for amounts waived or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the Fund's Total Fund Operating Expenses to exceed 1.00% of its average daily net assets and the repayment is made within three years after the year in which the Adviser incurred the expense.

  FUND EXPENSES


             [SCALES ICON]


                       WALDEN SOCIAL BALANCED FUND

EXPENSE EXAMPLE

Use this table to compare fees and expenses with those of other funds. The table illustrates the amount of fees and expenses you would pay, assuming the following:

  - $10,000 investment
  - 5% annual return
  - redemption at the end of each period

  - Net Expenses for year 1, and Total Fund Operating Expenses thereafter


Because this example is hypothetical and for comparison purposes only, your actual costs will be different.


                                                        WALDEN SOCIAL         1      3      5       10
                                                        BALANCED FUND        YEAR   YEARS  YEARS  YEARS
                                                                             $102   $355   $627   $1,405

  RISK/RETURN SUMMARY

                      [SCALES ICON]

                               WALDEN SOCIAL EQUITY FUND


    INVESTMENT OBJECTIVE                       The Walden Social Equity Fund seeks long-term capital growth through an actively managed portfolio of stocks.



    PRINCIPAL INVESTMENT STRATEGIES            The Fund invests, under normal circumstances, at least 80% of its assets in equity securities.

    PRINCIPAL INVESTMENT RISKS                 The Fund is subject to stock market risk. Therefore, the value of the Fund's investments will fluctuate with market conditions and the value of your investment in the Fund will also vary. You could lose money on your investment in the Fund, or the
                                               Fund could underperform other investments. Investments in the Fund are not deposits of Boston Trust Investment Management, Inc. (the "Adviser") or Boston Trust &
                                               Investment Management Company and are not insured or guaranteed by the Federal
                                               Deposit Insurance Corporation or any other government agency.

    WHO MAY WANT TO INVEST?                    Consider investing in the Fund if you are:
                                                 - interested in ensuring that your investments are consistent with your social concerns and values
                                                 - investing for a period of time in excess of 3 to 5 years
                                                 - looking for a high-quality, well-diversified, all-equity portfolio that provides the potential for growth of your investment
                                                 - comfortable with market value fluctuations in the short-term



                                               This Fund will not be appropriate for someone:
                                                 - investing for a period of time less than 3 to 5 years
                                                 - not comfortable with market value fluctuations
                                                 - looking for current income

  RISK/RETURN SUMMARY

                      [SCALES ICON]



                               WALDEN SOCIAL EQUITY FUND


The chart and table on this page show how the Fund has performed and how its performance has varied from year to year. The bar chart shows the Fund's yearly performance for each calendar year since its inception on June 20, 1999. The table below it compares the Fund's performance (before and after taxes) to that of its benchmark index the Standard & Poor's 500(R) Stock Index ("S&P 500(R) Index").(2)


PERFORMANCE BAR CHART AND TABLE(1)
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                                    [BAR CHART IN %]

2000                                                                              2.16
2001                                                                             -4.26
2002                                                                            -12.95
2003                                                                             24.45
2004                                                                             10.75
2005                                                                              0.92
2006                                                                              8.77

                                    Past performance does not indicate how the Fund will perform in the future.

                                    Best quarter:  Q2 2003     +12.86%
                                    Worst quarter: Q3 2002     -12.47%

     AVERAGE ANNUAL TOTAL RETURNS
     (for the periods ending

     December 31, 2006(3))



                                                                                        SINCE
                                                                PAST                  INCEPTION
                                                                YEAR        5 YEARS   ON 6/20/99
                                                            ------------------------------------
 WALDEN SOCIAL EQUITY FUND
  Before Taxes                                                  8.77%        5.66%       3.81%
  After Taxes on Distributions(4)                               8.19%        5.42%       3.57%
  After Taxes on Distributions and Sale of Fund Shares(4)       6.48%        4.82%       3.19%
                                                            ------------------------------------
 S&P 500(R) INDEX(3)                                           15.79%        6.19%       2.35%
------------------------------------------------------------------------------------------------


The table assumes that shareholders redeem all their fund shares at the end of the period indicated.

(1) Both the chart and the table assume reinvestment of dividends and distributions.


(2) A widely recognized, unmanaged index of common stocks generally representative of the U.S. stock market as a whole. The index returns do not reflect the deduction of fees and expenses associated with a mutual fund or the impact of taxes.



(3) For the period January 1, 2007 through June 30, 2007, the aggregate (non-annualized) total return of the Fund was 6.09%.



(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  FUND EXPENSES

             [SCALES ICON]

                       WALDEN SOCIAL EQUITY FUND
ANNUAL FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Walden Social Equity Fund.


                                          SHAREHOLDER FEES
                                          (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                          Maximum Sales Charge (load) on Purchases           None
                                          ----------------------------------------------------------
                                          Maximum Deferred Sales Charge (load)               None

                                          ANNUAL FUND OPERATING EXPENSES
                                          (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                          Management Fees                                   0.75%
                                          ----------------------------------------------------------
                                          Distribution and Service (12b-1) Fees              None
                                          ----------------------------------------------------------
                                          Other Expenses                                    0.40%
                                          ----------------------------------------------------------
                                          Total Fund Operating Expenses                     1.15%
                                          ----------------------------------------------------------
                                          Fee Waiver and/or Expense Reimbursement(1)        0.15%
                                          ----------------------------------------------------------
                                          Net Expenses                                      1.00%
                                          ----------------------------------------------------------



(1) The Adviser has entered into an expense limitation agreement with the Fund to reduce fees payable to the Adviser and/or reimburse the Fund to limit the Total Fund Operating Expenses of the Fund to 1.00% of its average daily net assets for its current fiscal year (exclusive of brokerage costs, interest, taxes, litigation, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted accounting principles)). The Fund has agreed to repay the Adviser for amounts waived or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the Fund's Total Fund Operating Expenses to exceed 1.00% of its average daily net assets and the repayment is made within three years after the year in which the Adviser incurred the expense.

  FUND EXPENSES


             [SCALES ICON]


                       WALDEN SOCIAL EQUITY FUND


EXPENSE EXAMPLE

Use this table to compare fees and expenses with those of other Funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

  - $10,000 investment
  - 5% annual return
  - redemption at the end of each period

  - Net Expenses for year 1, and Total Fund Operating Expenses thereafter


Because this example is hypothetical and for comparison purposes only, your actual costs will be different.


                                                        WALDEN SOCIAL         1      3      5       10
                                                        EQUITY FUND          YEAR   YEARS  YEARS  YEARS
                                                                             $102   $350   $618   $1,384

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                            [MAGNIFYING GLASS ICON]
                           BOSTON TRUST BALANCED FUND

   TICKER SYMBOL:  BTBFX

   INVESTMENT OBJECTIVE

   The investment objective of the Boston Trust Balanced Fund is to seek long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments.

   POLICIES AND STRATEGIES

   Consistent with the Fund's investment objective, the Fund:

     - maintains an actively managed portfolio of stocks, bonds and money market instruments

     - will generally invest at least 25% of its total assets in fixed-income securities and at least 25% of its total assets in equity securities

     - may purchase both common stock and preferred stock

     - will purchase bonds that are primarily investment grade

     - may invest up to 20% of its total assets in fixed-income securities that are considered non-investment grade

     - may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts

     - may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase)

     - may invest in other investment companies

   PORTFOLIO TURNOVER. The annual rate of portfolio turnover is not expected to exceed 100%. In general, the Adviser will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Fund's objective.

   In the event that the Adviser determines that market conditions are not suitable for the Fund's typical investments, the Adviser may, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund's assets in money market instruments.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                            [MAGNIFYING GLASS ICON]
                            BOSTON TRUST EQUITY FUND

   TICKER SYMBOL:  BTEFX

   INVESTMENT OBJECTIVE

   The investment objective of the Boston Trust Equity Fund is to seek long-term capital growth through an actively managed portfolio of stocks.

   POLICIES AND STRATEGIES

   Consistent with the Fund's investment objective, the Fund:

     - will invest substantially all, but in no event less than 80%, of the value of its assets in equity securities under normal circumstances

     - will invest in the following types of equity securities: common stocks, preferred stocks, securities convertible or exchangeable into common stocks, warrants and any rights to purchase common stocks

     - may invest in fixed-income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase

     - may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government including U.S. Treasury instruments

     - may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts

     - may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase)

     - may invest in other investment companies

   PORTFOLIO TURNOVER. The annual rate of portfolio turnover is not expected to exceed 100%. In general, the Adviser will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Fund's objective.

   In the event that the Adviser determines that market conditions are not suitable for the Fund's typical investments, the Adviser may, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund's assets in money market instruments.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

                            [MAGNIFYING GLASS ICON]
                          BOSTON TRUST SMALL CAP FUND

   TICKER SYMBOL:  BOSOX

   INVESTMENT OBJECTIVE

   The investment objective of the Boston Trust Small Cap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small capitalization companies.

   POLICIES AND STRATEGIES


   The Adviser pursues the Fund's investment objective by investing primarily (at least 80% of its net assets) in a diversified portfolio of equity securities of small cap companies. For these purposes, the Adviser defines small cap issuers as those with market capitalizations within the range encompassed by the Russell 2000 Index at the time of purchase. As of May 31, 2007, the market capitalization range of the Russell 2000 Index was between $15 million and $4.9 billion.


   Consistent with the Fund's investment objective, the Fund:

     - invests substantially all, but in no event less than 80%, of its net assets in U.S. domestic equity securities of small cap companies


     - will invest in the following types of equity securities: common stocks, preferred stocks, securities convertible or exchangeable into common stocks, warrants and any rights to purchase common stocks



     - may invest in fixed-income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase



     - may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government including U.S. Treasury instruments


     - may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts

     - may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase)

     - may invest in other investment companies

   INVESTMENT PROCESS



   The Fund's investment process focuses on security selection and portfolio construction. The Adviser employs a fundamental stock selection process within the framework of a thematic approach. The Adviser's goal is to construct a diversified portfolio of innovative, higher quality small cap companies.

   SECURITY SELECTION


   In general, the Adviser seeks to identify securities with two key characteristics: Higher Quality and Innovation.



   Higher Quality -- The Adviser seeks to identify companies that are higher quality in terms of their financial characteristics. The Adviser defines higher quality companies as faster growing, more profitable, more reasonably valued companies with strong balance sheets. The Adviser may invest in companies that do not exhibit strength in these business characteristics if the Adviser expects significant improvement.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

                            [MAGNIFYING GLASS ICON]
                          BOSTON TRUST SMALL CAP FUND


   Innovation -- The Adviser seeks to identify companies that are innovative in their products, services or processes. Innovative products are often ones for which consumers are willing to pay a premium. In particular, the Adviser seeks innovative companies that are leveraged to secular market trends with long-term investment potential. These secular market trends include demographics, consumer lifestyle, an increasingly technical workforce, and legal and regulatory issues. Based on these trends, the Adviser identifies potential investment themes, which currently include, but are not limited to:
   Connectivity, Education, Energy Solutions, Healthy Living, Medical Care, Resource Efficiency, Underserved Markets, Waste reduction and Workplace Leaders.



    - CONNECTIVITY: The U.S. population is increasingly dispersed and mobile. Products and services that increase individuals' remote connectivity and mobility, and boost corporations' worldwide management of physical assets, may offer productivity, safety, and efficiency benefits.




    - EDUCATION: Education spending accounts for 7% of U.S. GDP. Demographic trends, government funding and an increasingly technical workforce may boost demand for education-focused products and services.




    - ENERGY SOLUTIONS: Demand for technologies that expand and/or replace traditional energy sources has increased. Companies focused on creative energy solutions have been the target of persistent government funding.




    - HEALTHY LIVING: Demographics, increased attention to diet, and regulations have all sustained the growth in demand for products or services that increase well-being.



    - MEDICAL CARE: Health care spending accounts for approximately 15% of U.S. GDP, a level expected to rise due to demographic trends. Health care products or services that lower the cost, speed the delivery, reduce the invasiveness or pain of medical care, or offer new alternatives to medical conditions may experience greater market acceptance and success.





    - RESOURCE EFFICIENCY: There is a constrained supply of key resources such as water and air. Products and services that maximize the efficient use of resources may provide substantial cost savings.




    - UNDERSERVED MARKETS: Smaller companies may be well-positioned to offer products and services that address the unique demands of specific markets, communities or geographic areas. Demographic or regulatory trends may create these niche opportunities.





    - WASTE REDUCTION: Greater demand for clean air and water has increased resource-related regulatory requirements. Products and services that foster regulatory compliance may provide meaningful cost avoidance.




    - WORKPLACE LEADERS: Companies with superior workplace practices such as comprehensive benefits and innovative work-lifestyle programs may improve company performance by boosting employee productivity and lowering turnover costs.





   Using a quantitative process, the Adviser narrows the universe of investable small cap companies to a subset of firms judged to be of superior relative financial quality. Typically, these companies exhibit sustainable sales growth, persistent profitability, and lower than average risk. The Adviser may invest in companies that do not exhibit strength in these business characteristics if the Adviser expects significant improvement. The Adviser then looks for companies that can capitalize on at least one of the investment themes listed above.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

                            [MAGNIFYING GLASS ICON]
                          BOSTON TRUST SMALL CAP FUND

   The Adviser monitors each Fund holding, evaluating new information relative to the original investment thesis. The Fund may sell a stock when circumstances prompting the initial investment have changed significantly relative to the investment objective or when the Adviser determines that there are more attractive alternatives.




   PORTFOLIO CONSTRUCTION

   The Fund buys and sells securities subject to the following portfolio construction guidelines:

     - Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies that have market capitalizations similar in size to those companies in the Russell 2000 Index. The Fund seeks to maintain a weighted average market capitalization that falls within the range of the Russell 2000 Index.

     - In the aggregate, the Fund expects to invest in a set of companies that has financial characteristics superior to those of the small cap market. Such characteristics generally include higher company profitability, greater sales and earnings growth, reasonable valuation, and lower risk.

     - The Fund is broadly diversified across economic sectors. The Fund generally maintains economic sector weights comparable to those of the small cap market.

     - The minimum investment in any single investment theme is 5% of the Fund's net assets at market value at the time of purchase.

     - The weighting of any single investment generally does not exceed 3% of the Fund's net assets at market value at the time of purchase.

     - The Fund attempts to maintain a cash and/or money market instrument position of no more than 5% of its net assets, although cash flows may cause the Fund's cash position to be higher or lower.


   PORTFOLIO TURNOVER. The annual rate of portfolio turnover is not expected to exceed 50%. In general, the Adviser will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Fund's objective.


   In the event that the Adviser determines that market conditions are not suitable for the Fund's typical investments, the Adviser may, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund's assets in money market instruments.

   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                              [MAGNIFYING GLASS ICON]

                          WALDEN SOCIAL BALANCED FUND

   TICKER SYMBOL: WSBFX




   INVESTMENT OBJECTIVE

   The investment objective of the Walden Social Balanced Fund is to seek long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments.

   POLICIES AND STRATEGIES

   Consistent with the Fund's investment objective, the Fund:

     - maintains an actively managed portfolio of stocks, bonds and money market instruments

     - will invest at least 25% of its total assets in fixed-income securities and at least 25% of its total assets in equity securities

     - will invest in the following types of equity securities: common stocks, preferred stocks, securities convertible or exchangeable into common stocks, warrants and any rights to purchase common stocks

     - will purchase primarily investment grade bonds

     - may invest up to 20% of its total assets in fixed-income securities that are considered non-investment grade

     - may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, including U.S. Treasury instruments

     - may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts

     - may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase)

     - may invest in other investment companies

     - may invest up to 5% of its total assets in community development loan funds or financial institutions supporting the economic development of underserved populations and communities

   PORTFOLIO TURNOVER. The annual rate of portfolio turnover is not expected to exceed 100%. In general, the Adviser will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Fund's objective.

   In the event that the Adviser determines that market conditions are not suitable for the Fund's typical investments, the Adviser may, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund's assets in money market instruments.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                            [MAGNIFYING GLASS ICON]

                           WALDEN SOCIAL EQUITY FUND

   TICKER SYMBOL: WSEFX




   INVESTMENT OBJECTIVE

   The investment objective of the Walden Social Equity Fund is to seek long-term growth of capital.

   POLICIES AND STRATEGIES

   Consistent with the Fund's investment objective, the Fund:

     - will invest substantially all, but in no event less than 80%, of the value of its assets in equity securities under normal circumstances

     - will invest in the following types of equity securities: common stocks, preferred stocks, securities convertible or exchangeable into common stocks, warrants and any rights to purchase common stocks

     - may invest in fixed income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase

     - may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, including U.S. Treasury instruments

     - may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts

     - may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase)

     - may invest in other investment companies

   PORTFOLIO TURNOVER. The annual rate of portfolio turnover is not expected to exceed 100%. In general, the Adviser will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Fund's objective.

   In the event that the Adviser determines that market conditions are not suitable for the Fund's typical investments, the Adviser may, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund's assets in money market instruments.

   In the event that the Adviser determines that current market conditions are not suitable for the Fund's typical investments, the Adviser may, for temporary defensive purposes, invest all or any portion of the Fund's assets in money market instruments and U.S. Government securities.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                            [MAGNIFYING GLASS ICON]
                                INVESTMENT RISKS

   Any investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested.

   Generally, the Funds will be subject to the following risks:

     - MARKET RISK: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Funds' performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in each Fund's investment portfolio, national and international economic conditions and general market conditions.

     - EQUITY RISK: The value of the equity securities held by a Fund, and thus the value of a Fund's shares, can fluctuate -- at times dramatically. The prices of equity securities are affected by various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic sector.

     - INTEREST RATE RISK: Interest rate risk refers to the risk that the value of a Fund's fixed-income securities can change in response to changes in prevailing interest rates causing volatility and possible loss of value as rates increase.

     - CREDIT RISK: Credit risk refers to the risk related to the credit quality of the issuer of a security held in a Fund's portfolio. The Funds could lose money if the issuer of a security is unable to meet its financial obligations or the market's perception of the issuer not being able to meet them increases.

     - SMALL CAP RISK (THE SMALL CAP FUND): Small capitalization companies may not have the size, resources or other assets of large capitalization companies. These small capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in the stock market in general.


   Investments in the Funds are not deposits of Boston Trust Investment Management, Inc. or Boston Trust & Investment Management Company and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                 SOCIALLY RESPONSIVE INVESTING -- THE WALDEN FUNDS



   The Walden Social Balanced Fund and the Walden Social Equity Fund each implement environmental, social and governance ("ESG") guidelines in connection with the management of their portfolio holdings. Walden Asset Management ("Walden"), an affiliate of the Adviser, engages in shareholder advocacy, votes proxies, and pursues other initiatives with respect to each of these Funds in order to implement each Fund's ESG investment criteria and shareholder advocacy initiatives.



   For many, the primary goal of socially responsive investing is to align their investments in a manner consistent with their values so as not to own or profit from investments in companies that violate their standards. Conversely, these investors seek to invest in companies that exemplify their values. This goal is achieved best by using ESG investment criteria to evaluate and avoid or favor potential investments.



   For others, the goal of socially responsive investing is to advocate for positive change and sustainable investments. Recognizing that today's global corporations have a critical role in social, environmental and economic justice, this advocacy uses the power of share ownership to influence corporate behavior.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                            [MAGNIFYING GLASS ICON]


   These Funds utilize both socially responsive investment criteria and shareholder advocacy strategies to achieve their financial and ESG objectives. These Funds actively engage in promoting corporate accountability and social change through company dialogue and shareholder resolutions, proxy voting, public policy testimony and educational outreach. In doing so, these Funds urge companies to recognize that the sustainability of their profits is connected, in part, to how they treat workers, customers, communities and the natural environment as valuable, long-term assets.



   Consistent with these principles, each of these Funds favors investment in companies that:


     - Are above average in their industry for environmental performance and management, have innovative programs for pollution prevention and resource conservation, comply with environmental regulations, conduct comprehensive environmental auditing and publish thorough environmental reports, and develop products that benefit the environment.

     - Are above average in their industry for equal employment opportunity and affirmative action, labor relations, worker safety programs, employee benefits and compensation, and employee ownership and/or participation.

     - Adhere to policies and practices that respect fundamental human rights globally.

     - Are well managed companies that strive to be responsible corporate citizens, and respond openly to concerns through public discourse and disclosure.

   The Funds avoid investing in companies that, to the Adviser's knowledge:

     - Have significantly below average performance in resource conservation, pollution control, or regulatory compliance.

     - Have equity ownership in nuclear power plants or other significant involvement in the nuclear power fuel cycle.

     - Have substandard performance in the hiring and promotion of women and minorities, or have a pattern of violating fair labor standards or health and safety regulations.

     - Derive significant revenues from the manufacture of weapons systems or hand guns, tobacco products and alcoholic beverages, or from gaming activities.

     - Significantly contribute to human rights abuses.

     - Lack transparency on matters of significant concern to stakeholders.


   Each Fund's ESG guidelines are subject to change without shareholder approval. Additionally, each Fund may occasionally purchase a security that does not meet these guidelines for the primary purpose of shareholder advocacy. Such purchases will be limited to a maximum of 1% of total assets at the time of purchase.


   Walden, on behalf of the Funds, pursues shareholder advocacy strategies to promote greater corporate social responsibility in portfolio companies in a variety of ways:


     - PROXY VOTING: The voting of proxies is an important fiduciary responsibility of fund managers. The Walden Funds vote company proxies in a manner consistent with their financial, social, environmental and governance objectives. For example, the Funds withhold support for director slates that do not have female and minority representation. General proxy voting guidelines and voting records for the Funds can be accessed at http://www.waldenassetmgmt.com.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                            [MAGNIFYING GLASS ICON]

     - DIALOGUE WITH COMPANIES: Walden often initiates or participates in dialogues with the managements of companies held by the Funds. Through telephone calls, letters and meetings with executives, the Funds press portfolio companies to address issues of concern such as workplace practices and policies, environmental impact of operations, international standards and human rights, corporate governance and transparency.


     - SHAREHOLDER RESOLUTIONS: When companies held in the Funds are not responsive to inquiries or when company dialogue reaches an impasse, Walden may take the concerns directly to other shareholders through the proxy resolution process. Often as a lead filer and in partnership with other concerned investors, the Funds' shares have been utilized to improve corporate policies and practices on issues such as: board composition and structure (diversity, independence, or annual election of directors); executive compensation; climate change; recycling initiatives; mercury pollution; drilling in environmentally sensitive areas; diversity disclosure and nondiscrimination policies; responses to HIV/AIDs pandemic; labeling of genetically engineered food; and vendor standards. These actions often lead to negotiated settlements before reaching the ballot. Many that go to vote achieve a significant level of shareholder support and often prompt management to take action.


     - PUBLIC POLICY: The Funds may provide input in public policy debates relevant to the concerns of socially responsive investors. For example, in 2002 the Funds submitted public comments in support of proposed Securities and Exchange Commission (SEC) rules requiring mutual funds to disclose proxy voting guidelines and records.

   CORPORATE SOCIAL RESPONSIBILITY

   The Funds utilize ESG investment criteria, or screens, and shareholder advocacy to achieve their social objectives, as discussed above.



   In its research and advocacy, Walden favors companies that demonstrate: best practices relative to peers; continuous improvement over time; robust and responsive management systems; and accountability through standardized public reporting. Walden seeks to research and evaluate companies and pursue shareholder advocacy around topics such as:



     - PRODUCTS & SERVICES: Favor companies that offer products and services that provide societal or environmental benefits. Avoid companies with significant market share or revenue dependence in client prohibited products or services, such as tobacco, gaming, handguns or weapons.



     - ENVIRONMENTAL IMPACT: Favor companies that conserve natural resources, reduce waste generation and proactively address major environmental challenges, such as climate change. Avoid companies that have a pattern of serious or ongoing environmental problems.



     - WORKPLACE CONDITIONS: Favor companies that encourage workplace diversity and work-life balance, respect workers' right to organize, and enforce labor standards throughout their supply chains. Avoid companies with poor worker safety records, or histories of serious labor or discrimination concerns.

   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                              [MAGNIFYING GLASS ICON]


     - COMMUNITY RELATIONS: Favor companies that have positive relationships with local, indigenous and underserved communities. Avoid companies that show disregard for human rights or local community needs.



     - CORPORATE GOVERNANCE: Favor companies with governance structures that promote board leadership and responsiveness to shareholders. Avoid companies without adequate management and board accountability, transparency or public reporting.

  SHAREHOLDER INFORMATION

                         [BOOK ICON]

                                PRICING OF FUND SHARES

------------------------------------------------------------------------------
HOW NAV IS CALCULATED

The NAV is calculated by adding the total value of a Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of that Fund:

                                     NAV =
                           Total Assets - Liabilities
                           -------------------------
                                Number of Shares
                                  Outstanding

You can find a Fund's NAV daily in The Wall Street Journal and other financial newspapers.
------------------------------------------------------------------------------

The net asset value per share of each Fund is determined at the time trading closes on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time, Monday through Friday), except on business holidays when the NYSE is closed. The NYSE recognizes the following holidays: New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value of each Fund will not be calculated.


Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Funds. This is known as the offering price.


Only purchase orders accepted by the Funds before 4:00 p.m. Eastern time will be effective at that day's offering price. On occasion, the NYSE will close before 4:00 p.m. Eastern time. When that happens, purchase orders accepted after the NYSE closes will be effective the following business day.


Each Fund's securities are valued generally at current market prices. If market quotations are not available, prices will be based on fair value as determined in accordance with procedures established by, and under the supervision of, the Funds' Trustees.

                      PURCHASING AND ADDING TO YOUR SHARES



You may purchase the Funds through the Distributor or through investment representatives, who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative for specific information.



The minimum initial investment in the Funds is $100,000. Subsequent investments must be at least $1,000. Shares of the Funds are offered continuously for purchase at the NAV per share of the Fund next determined after a purchase order is received. Investors may purchase shares of the Funds by check or wire, as described below.

  SHAREHOLDER INFORMATION

                         [BOOK ICON]



                                PURCHASING AND ADDING TO YOUR SHARES
                                CONTINUED



   All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, starter checks, traveler's checks, money orders, cash and credit card convenience checks are not accepted.

   A Fund or the Adviser may waive its minimum purchase requirement, or the Distributor may reject a purchase order, if it is deemed to be in the best interest of either Fund and/or its shareholders.

   FREQUENT TRADING POLICY


   Frequent trading into and out of a Fund can have adverse consequences for that Fund and for long-term shareholders in the Fund. The Funds believe that frequent or excessive short-term trading activity by shareholders of a Fund may be detrimental to long-term shareholders because those activities may, among other things: (a) dilute the value of shares held by long-term shareholders; (b) cause the Funds to maintain larger cash positions than would otherwise be necessary; (c) increase brokerage commissions and related costs and expenses; and (d) incur additional tax liability. The Funds therefore discourage frequent purchase and redemptions by shareholders and they do not make any effort to accommodate this practice. To protect against such activity, the Board of Trustees has adopted policies and procedures that are intended to permit the Funds to curtail frequent or excessive short-term trading by shareholders. At the present time the Funds do not impose limits on the frequency of purchases and redemptions, nor do they limit the number of exchanges into any of the Funds. The Funds reserve the right, however, to impose certain limitations at any time with respect to trading in shares of the Funds, including suspending or terminating trading privileges in Fund shares, for any investor whom the Funds believe has a history of abusive trading or whose trading, in the judgment of the Funds, has been or may be disruptive to the Funds. The Funds' ability to detect and prevent any abusive or excessive short-term trading may be limited to the extent such trading involves Fund shares held through omnibus accounts of a financial intermediary.



   Effective June 1 2007, the Fund began charging a redemption fee of 1% of the value of the shares of the Small Cap Fund redeemed within 60 days of purchase. See sections on "Redemption Fees -- Small Cap Fund" and "Exchange Fees" below.


   SHAREHOLDER SERVICES AGREEMENTS

   The Funds are entitled to enter into Shareholder Services Agreements pursuant to which each Fund is authorized to make payments to certain entities which may include investment advisers, banks, trust companies, retirement plan administrators and other types of service providers which provide administrative services with respect to shares of the Funds attributable to or held in the name of the service provider for its clients or other parties with whom they have a servicing relationship. Under the terms of each Shareholder Services Agreement, a Fund is authorized to pay a service provider (which may include affiliates of the Funds) a shareholder services fee which is based on the average daily net asset value of the shares of the Fund attributable to or held in the name of the service provider for providing certain administrative services to Fund shareholders with whom the service provider has a servicing relationship.

  SHAREHOLDER INFORMATION

                         [BOOK ICON]

                                PURCHASING AND ADDING TO YOUR SHARES
                                CONTINUED

   INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

   IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT



   To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you is that when you open an account, you are required to provide your name, residential address, date of birth, and identification number. We may require other information that will allow us to identify you.


   [PHONE ICON]
       BY REGULAR MAIL OR OVERNIGHT SERVICE

   INITIAL INVESTMENT:

   1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

   2. Make check or certified check payable to either "Boston Trust Balanced Fund", "Boston Trust Equity Fund", "Boston Trust Small Cap Fund", "Walden Social Balanced Fund" or "Walden Social Equity Fund", as applicable.

   3. Mail to: Boston Trust Mutual Funds, c/o Boston Trust & Investment Management Company, One Beacon Street, Boston, MA 02108.

   SUBSEQUENT INVESTMENTS:

   1. Subsequent investments should be made by check or certified check payable to the applicable Fund and mailed to the address indicated above. Your account number should be written on the check.

   [PHONE ICON]
       BY WIRE TRANSFER

   Note: Your bank may charge a wire transfer fee.

   For initial investment: Before wiring funds, you should call 1-800-282-8782, ext. 7050, or 1-617-726-7050 to advise that an initial investment will be made by wire and to receive an account number. Follow the instructions below after receiving your account number.

   For initial and subsequent investments: Instruct your bank to wire transfer your investment to:
   Citizens Bank
   Routing Number: ABA #0115-0012-0
   For Credit to the Account of Boston Trust & Investment Management Co.
   DDA# 1133195811
   Include:
   Your name
   Your account number
   Fund name

  SHAREHOLDER INFORMATION [BOOK ICON]

                                SELLING YOUR SHARES
   INSTRUCTIONS FOR SELLING SHARES
   You may sell your shares at any time. Your sales price will be the next NAV after your valid sell order is received by the Funds, their transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See section on "General Policies on Selling Shares" below.

WITHDRAWING MONEY FROM YOUR FUND INVESTMENT
                                     A request for a withdrawal in cash from
                                     either Fund constitutes a redemption or
                                     sale of shares for a mutual fund
                                     shareholder.
   [PHONE ICON]
       BY TELEPHONE

   (unless you have declined telephone sales privileges)

     1. Call 1-800-282-8782, ext. 7050 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer).

   [PHONE ICON]
       BY MAIL

     2(a). Call 1-800-282-8782, ext. 7050 to request redemption forms or write a letter of instruction indicating:
           - your Fund and account number
           - amount you wish to redeem
           - address to which your check should be sent
           - account owner signature

     2(b). Mail to: Boston Trust Mutual Funds, c/o Boston Trust & Investment
           Management Company, One Beacon Street, Boston, MA 02108

   [PHONE ICON]
       BY OVERNIGHT SERVICE

   SEE INSTRUCTION 2 ABOVE.
  Send to: Boston Trust Mutual Funds, c/o Boston Trust & Investment Management Company, One Beacon Street, Boston, MA 02108

   [PHONE ICON]
       BY WIRE TRANSFER

   You must indicate this option on your application.

   The Fund may charge a wire transfer fee.
   Note: Your financial institution may also charge a separate fee.

   Call 1-800-282-8782, ext. 7050 to request a wire transfer.

   If you call by 4 p.m. Eastern Standard Time, your payment normally will be wired to your bank on the next business day.

  SHAREHOLDER INFORMATION [BOOK ICON]

                                SELLING YOUR SHARES
                                CONTINUED

   GENERAL POLICIES ON SELLING SHARES
   REDEMPTIONS IN WRITING REQUIRED

   You must request redemption in writing in the following situations:

   1. Redemptions from Individual Retirement Accounts ("IRAs").

   2. Circumstances under which redemption requests require a signature guarantee include, but may not be limited to, each of the following.

      - Your account address has changed within the last 10 business days.

      - The check is not being mailed to the address on your account.

      - The check is not being made payable to the owner(s) of the account.

      - The redemption proceeds are being transferred to another Fund account with a different registration.

      - The redemption proceeds are being wired to bank instructions not on your account.

   Signature guarantees must be obtained from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

   VERIFYING TELEPHONE REDEMPTIONS


   The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer agent may be liable for losses due to unauthorized transactions. Telephone transaction privileges, including purchases, redemptions and exchanges by telephonic or facsimile instructions, may be revoked at the discretion of the Fund without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place orders requested by telephone, transaction requests may be made by registered or express mail.


   REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

   When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check.

   REFUSAL OF REDEMPTION REQUEST

   Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

  SHAREHOLDER INFORMATION [BOOK ICON]

                                SELLING YOUR SHARES
                                CONTINUED

   REDEMPTION IN KIND
   The Funds reserve the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (a redemption of more than 1% of a Fund's net assets). If either Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

   CLOSING OF SMALL ACCOUNTS


   If your account falls below $50,000 due to redemption activity, the Fund may ask you to increase your balance. If it is still below $50,000 after 60 days, the Fund may close your account and send you the proceeds at the then current NAV.


   UNDELIVERABLE REDEMPTION CHECKS

   For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

   REDEMPTION FEES -- SMALL CAP FUND

   If you redeem shares of the Small Cap Fund within 60 days of purchase you will be charged a fee equal to 1% of the value of the shares redeemed. The applicability of the redemption fee will be calculated using a first-in first-out method, which means the oldest shares will be redeemed first, followed by the redemption of more recently acquired shares.

   The redemption fee also is applicable to exchanges. An exchange of shares of another Boston Trust or Walden Mutual Fund for shares of the Small Cap Fund will be considered a purchase for purposes of calculating the redemption fee, such that the day the purchase order is received by the Small Cap Fund is considered the first day of the period for purposes of calculating the 60 day holding period. Similarly, if Small Cap Fund shares are exchanged for shares of another Boston Trust or Walden Mutual Fund, the date that the exchange order is processed by the Fund is considered the sale date. Not all redemptions and exchanges made within 60 days of purchase are subject to the redemption fee. The following types of redemptions and exchanges are exempt from the redemption fee:

     - redemption of shares purchased through Plan participant payroll or employer contributions

     - redemption of shares purchased through reinvestment of dividends or capital gain distributions

     - transfers or re-registrations within the Small Cap Fund

     - individual retirement account (IRA) conversions, rollovers and re-characterizations

     - redemptions constituting a distribution from a traditional, Roth, SEP, SIMPLE, rollover, or inherited IRA for a client at least 70-1/2 years old

     - redemptions to pay Fund or account fees

     - redemptions to pay distributions, loans, and in-service withdrawals from retirement plans

     - redemptions or transfers of shares as a result of a retirement plan termination

     - redemptions or transfer of shares at the direction of a retirement plan sponsor

  SHAREHOLDER INFORMATION [BOOK ICON]



                                SELLING YOUR SHARES


                                CONTINUED



   The redemption fee is retained by the Small Cap Fund to offset any brokerage commissions, transaction costs, capital gains impacts and other costs associated with fluctuations in asset levels and cash flows caused by frequent trading by shareholders.



   If you purchased shares through an investment representative, the redemption fee is imposed by the investment representative. As such, the Fund is dependant on the representative to collect and forward the fee to the Small Cap Fund. There is no assurance that the Fund or the investment representatives will be able to identify all transactions subject to the redemption fee. Consequently, to the extent that the Fund is unable to identify all such transactions, long-term investors may be adversely affected.


                                EXCHANGING YOUR SHARES

   You can exchange your shares in one Fund for shares of another Boston Trust or Walden Mutual Fund. No transaction fees are charged for exchanges.

   You must meet the minimum investment requirements for the Fund into which you are exchanging.

   INSTRUCTIONS FOR EXCHANGING SHARES

   Exchanges may be made by sending a written request to Boston Trust Mutual Funds, c/o Boston Trust & Investment Management Company, One Beacon Street, Boston, MA 02108, or by calling 1-800-282-8782, ext. 7050. Please provide the following information:

     - Your name and telephone number

     - The exact name on your account and account number

     - Taxpayer identification number (usually your social security number)

     - Dollar value or number of shares to be exchanged

     - The name of the Fund from which the exchange is to be made

     - The name of the Fund into which the exchange is being made.

   Please refer to "Selling your Shares" for important information about telephone transactions.

   NOTES ON EXCHANGES

     - The registration and tax identification numbers of the two accounts must be identical.

     - The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.


     - Small Cap Fund shares exchanged for shares of another Boston Trust or Walden Fund within 60 days of purchase will be subject to a fee equal to 1% of the value of shares redeemed. See the section titled "Redemption Fees -- Small Cap Fund" for more information.

SHAREHOLDER INFORMATION [BOOK ICON]


                                DIVIDENDS, DISTRIBUTIONS AND TAXES

   Any income a Fund receives in the form of dividends is paid out, less expenses, to its shareholders. Income dividends and capital gains distributions on the Funds usually are paid annually.




   Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

   An exchange of shares is considered a sale, and gains from any sale or exchange may be subject to applicable taxes.

   Dividends are taxable as ordinary income. Distributions designated by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate, regardless of how long you have held your shares.

   Dividends are taxable in the year they are paid or credited to your account. However, dividends declared in October, November or December to shareholders of record in such a month and paid by January 31st are taxable on December 31st of the year they are declared.

   Currently effective tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers: (i) distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%; (ii) a shareholder will also have to satisfy a greater than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate; and (iii) distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

   You will be notified in January each year about the federal tax status of distributions made by the Funds. Depending on your state of residence, distributions also may be subject to state and local taxes, including withholding taxes. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

   Foreign shareholders may be subject to special withholding requirements.

   The Funds are required to withhold 28% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Funds with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (social security number for most investors) on your account application.

   This tax discussion is meant only as a general summary. Because each investor's tax situation is unique, you should consult your tax adviser about the particular consequences to you of investing in the Funds.

FINANCIAL HIGHLIGHTS [LINE GRAPH ICON]
                           THE INVESTMENT ADVISER

   Boston Trust Investment Management, Inc. (the "Adviser"), One Beacon Street, Boston, MA 02108, is the investment adviser for the Funds. The Adviser is a wholly-owned subsidiary of Boston Trust & Investment Management Company ("Boston Trust").


   The Adviser makes the day-to-day investment decisions for the Funds. In addition, the Adviser continuously reviews, supervises and administers each Fund's investment program. For these advisory services, each of the Funds paid the Adviser investment advisory fees equaling 0.75% of its average daily net assets during the fiscal year ended March 31, 2007.



   Information regarding the factors considered by the Board of Trustees of the Funds in connection with their most recent renewal of the Investment Advisory Agreement with respect to the Funds is provided in the Funds' Annual Report to Shareholders for the fiscal year ended March 31, 2007.


   SOCIAL RESEARCH AND SHAREHOLDER ADVOCACY

   Walden Asset Management ("Walden"), an affiliate of the Adviser, performs shareholder advocacy, proxy voting, and other social initiatives for the Adviser with respect to the Walden Social Balanced Fund and the Walden Social Equity Fund. Walden uses an in-house research and advocacy team to implement these Funds' socially responsive investment criteria and shareholder advocacy initiatives. Since 1975, Walden has been a leader in socially responsive investing.
-

                           PORTFOLIO MANAGERS

   The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of each Fund's portfolios:


   BOSTON TRUST BALANCED FUND
   AND BOSTON TRUST EQUITY
   FUND:
   DOMENIC COLASACCO, CFA        Mr. Colasacco is portfolio manager and
                                 president of the Adviser. Mr. Colasacco also is the president of Boston Trust & Investment
                                 Management Company and has served as its Chief
                                 Investment Officer since 1980. Mr. Colasacco manages portfolios for individual and institutional clients. Mr. Colasacco is a holder of the Chartered Financial Analyst (CFA) designation and a member of the Boston Security
                                 Analysts Society.

FINANCIAL HIGHLIGHTS [LINE GRAPH ICON]
                           PORTFOLIO MANAGERS
                           CONTINUED


   BOSTON TRUST SMALL CAP
   FUND:
   KENNETH SCOTT, CFA            Mr. Scott joined the Adviser in January 1999.
                                 He manages small cap and large cap portfolios for individual and institutional clients. Mr.
                                 Scott also performs securities research
                                 responsibilities in a variety of market
                                 sectors. From 1993 through 1998, he worked for the Calvert Group. Mr. Scott served previously for three years at the Council on Economic
                                 Priorities. He earned a BA with Honors at Boston College and is a holder of the Chartered
                                 Financial Analyst (CFA) designation and a member of the Boston Security Analysts Society.


   WALDEN SOCIAL BALANCED
   FUND:
   STEPHEN MOODY                 Mr. Moody, a portfolio manager at the Adviser,
                                 serves as Senior Vice President and Chairman of the Social Investment Policy Committee. Prior to joining the Adviser in 1980, Mr. Moody served as research director of the Council on Economic Priorities, and economic consultant to the Shalan Foundation and Natural Resources
                                 Defense Council. Mr. Moody earned his B.A. from the University of California at Berkeley and an M.A. in Economics from the Graduate Facility of the New School for Social Research. He is a member of the American Economic Association and the Boston Security Analysts Society.

   WALDEN SOCIAL EQUITY FUND:
   ROBERT LINCOLN                Mr. Lincoln, a portfolio manager at the
                                 Adviser, serves as Senior Vice President and
                                 Chief Economic Strategist. Prior to joining the
                                 Adviser in 1984, Mr. Lincoln served as a Group
                                 Vice President at Charles River Associates, a
                                 Boston-based economic and financial consulting firm. Mr. Lincoln earned his B.A. degree (magna cum laude) in economics and M.A. in Economics from Harvard University.

   The Statement of Additional Information has more detailed information about the Adviser as well as additional information about the portfolio managers' compensation arrangements, other accounts managed, and ownership of securities of the Funds.

   THE DISTRIBUTOR AND ADMINISTRATOR


   Foreside Distribution Services, LP, 100 Summer Street, Boston, MIA 02110 is the Funds' distributor and Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219 is the Funds' administrator.

FINANCIAL HIGHLIGHTS [LINE GRAPH ICON]

   CAPITAL STRUCTURE

   The Coventry Group was organized as a Massachusetts business trust on January 8, 1992. Overall responsibility for the management of the Funds is vested in the Board of Trustees. Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held, and will vote in the aggregate and not by series except as otherwise expressly required by law. An annual or special meeting of shareholders to conduct necessary business is not required by the Coventry Group's Declaration of Trust, the Investment Company Act of 1940 or other authority, except under certain circumstances. Absent such circumstances, the Coventry Group does not intend to hold annual or special meetings.

   DISCLOSURE OF FUND PORTFOLIO HOLDINGS


   A complete list of each Fund's portfolio holdings is publicly available on a quarterly basis through filings made with the SEC on Forms N-CSR and N-Q and on the Funds' website at www.btim.com. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is provided in the Statement of Additional Information (SAI).

FINANCIAL HIGHLIGHTS [HAND ICON]
                                                      BOSTON TRUST BALANCED FUND


   The financial highlights table is intended to help you understand each Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended March 31, 2007 has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, are included in the annual report of the Funds, which is available upon request. Information for prior fiscal periods was audited by the Fund's previous auditor Tait, Weller & Baker LLP.



                                         FOR THE     FOR THE     FOR THE     FOR THE     FOR THE
                                          YEAR        YEAR        YEAR        YEAR        YEAR
                                          ENDED       ENDED       ENDED       ENDED       ENDED
                                        MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,
                                          2007        2006        2005        2004        2003
                                        ---------   ---------   ---------   ---------   ---------
    NET ASSET VALUE, BEGINNING OF
     PERIOD                             $  29.11    $  28.77    $  27.63    $  23.71    $  25.58
    ---------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
     Net investment income                  0.46        0.53        0.50        0.43        0.57
     Net realized and unrealized
       gains/(losses) from investments      2.13        0.88        1.15        3.97       (1.88)
    ---------------------------------------------------------------------------------------------
       Total from investment
         activities                         2.59        1.41        1.65        4.40       (1.31)
    ---------------------------------------------------------------------------------------------
    DIVIDENDS:
     Net investment income                 (0.43)      (0.52)      (0.50)      (0.48)      (0.56)
     Net realized gains from
       investments                         (1.40)      (0.55)      (0.01)         --          --
    ---------------------------------------------------------------------------------------------
       Total dividends                     (1.83)      (1.07)      (0.51)      (0.48)      (0.56)
    ---------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD      $  29.87    $  29.11    $  28.77    $  27.63    $  23.71
    ---------------------------------------------------------------------------------------------
    TOTAL RETURN                            8.98%       4.97%       5.96%      18.61%      (5.16)%
    RATIOS/SUPPLEMENTARY DATA:
    Net assets at end of period
     (000's)                            $170,307    $164,475    $172,218     160,202    $131,693
    Ratio of expenses to average net
     assets                                 1.00%       1.00%       1.00%       1.00%       1.00%
    Ratio of net investment income to
     average net assets                     1.50%       1.76%       1.75%       1.69%       2.34%
    Ratio of expenses to average net
     assets(a)                              1.07%       1.08%       1.09%       1.10%       1.07%
    Portfolio turnover                     37.24%      29.77%      10.38%      30.04%      20.77%
    ---------------------------------------------------------------------------------------------


   (a) During the period, certain fees were reduced and total fund expenses were capped at 1.00% by the Adviser. If such expense caps had not been in place, the ratio would have been as indicated.

FINANCIAL HIGHLIGHTS [HAND ICON]
                                                        BOSTON TRUST EQUITY FUND


                                         FOR THE     FOR THE     FOR THE     FOR THE
                                          YEAR        YEAR        YEAR       PERIOD
                                          ENDED       ENDED       ENDED       ENDED
                                        MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,
                                          2007        2006        2005       2004(A)
                                        ---------   ---------   ---------   ---------
    NET ASSET VALUE, BEGINNING OF
     PERIOD                              $ 12.39     $ 11.86     $ 11.19    $  10.00
    ---------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
     Net investment income                  0.09        0.09        0.10        0.03
     Net realized and unrealized
       gains/(losses) from investments      1.04        0.65        0.84        1.18
    ---------------------------------------------------------------------------------
       Total from investment
         activities                         1.13        0.74        0.94        1.21
    ---------------------------------------------------------------------------------
    DIVIDENDS:
     Net investment income                 (0.08)      (0.09)      (0.09)      (0.02)
     Net realized gains from
       investments                         (0.27)      (0.12)      (0.18)         --
    ---------------------------------------------------------------------------------
       Total dividends                     (0.35)      (0.21)      (0.27)      (0.02)
    ---------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD       $ 13.17     $ 12.39     $ 11.86    $  11.19
    ---------------------------------------------------------------------------------
    TOTAL RETURN                            9.20%       6.23%       8.34%      12.06%(b)
    RATIOS/SUPPLEMENTARY DATA:
    Net assets at end of period
     (000's)                             $59,884     $48,574     $41,175    $ 35,386
    Ratio of expenses to average net
     assets                                 1.00%       1.00%       1.00%       1.00%(c)
    Ratio of net investment income to
     average net assets                     0.71%       0.73%       0.84%       0.59%(c)
    Ratio of expenses to average net
     assets(d)                              1.11%       1.11%       1.14%       1.18%(c)
    Portfolio turnover                     21.48%      20.44%      12.05%       2.97%(c)
    ---------------------------------------------------------------------------------


   (a) The Fund commenced operations on October 1, 2003.

   (b) Not annualized.

   (c) Annualized.

   (d) During the period, certain fees were reduced and total fund expenses were capped at 1.00% by the Adviser. If such expense caps had not been in place, the ratio would have been as indicated.

FINANCIAL HIGHLIGHTS [HAND ICON]
                                                     BOSTON TRUST SMALL CAP FUND


                                         FOR THE     FOR THE
                                         PERIOD      PERIOD
                                          ENDED       ENDED
                                        MARCH 31,   MARCH 31,
                                          2007       2006(A)
                                        ---------   ---------
    NET ASSET VALUE, BEGINNING OF
     PERIOD                              $ 10.94    $  10.00
    ---------------------------------------------------------
    INVESTMENT ACTIVITIES:
     Net investment income (loss)          (0.01)         --
     Net realized and unrealized
       gains/(losses) from investments      0.85        0.94
    ---------------------------------------------------------
       Total from investment
         activities                         0.84        0.94
    ---------------------------------------------------------
    DIVIDENDS:
     Net realized gains from
       investments                         (0.23)         --
    ---------------------------------------------------------
       Total dividends                     (0.23)         --
    ---------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD       $ 11.55    $  10.94
    ---------------------------------------------------------
    TOTAL RETURN                            7.75%       9.40%(b)
    RATIOS/SUPPLEMENTARY DATA:
    Net assets at end of period
     (000's)                             $20,679    $ 10,938
    Ratio of expenses to average net
     assets                                 1.25%       1.23%(c)
    Ratio of net investment income to
     average net assets (loss)            (0.13)%      (0.02%)(c)
    Ratio of expenses to average net
     assets(d)                              1.43%       1.52%(c)
    Portfolio turnover                     10.18%       3.62%(b)
    ---------------------------------------------------------


   (a) The Fund commenced operations on December 16, 2005.

   (b) Not annualized.

   (c) Annualized.


   (d) During the period, certain fees were reduced and total fund expenses were capped at 1.25% by the Adviser. If such expense caps had not been in place, the ratio would have been as indicated.

FINANCIAL HIGHLIGHTS [HAND ICON]
                                                     WALDEN SOCIAL BALANCED FUND


                                         FOR THE     FOR THE     FOR THE     FOR THE     FOR THE
                                          YEAR        YEAR        YEAR        YEAR        YEAR
                                          ENDED       ENDED       ENDED       ENDED       ENDED
                                        MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,
                                          2007        2006        2005        2004        2003
    NET ASSET VALUE, BEGINNING OF
     PERIOD                              $ 11.58     $ 11.08     $ 10.71     $  9.13     $ 10.22
    ---------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
     Net investment income                  0.18        0.18        0.13        0.13        0.18
     Net realized and unrealized
       gains/(losses) from investment
       transactions                         0.38        0.49        0.37        1.59       (1.10)
    ---------------------------------------------------------------------------------------------
       Total from investment
         activities                         0.56        0.67        0.50        1.72       (0.92)
    ---------------------------------------------------------------------------------------------
    DIVIDENDS:
     Net investment income                 (0.17)      (0.17)      (0.13)      (0.14)      (0.17)
     Net realized gains from
       investments                         (0.14)         --          --          --          --
    ---------------------------------------------------------------------------------------------
       Total dividends                     (0.31)      (0.17)      (0.13)      (0.14)      (0.17)
    ---------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD       $ 11.83     $ 11.58     $ 11.08     $ 10.71     $  9.13
    ---------------------------------------------------------------------------------------------
    TOTAL RETURN                            4.85%       6.06%       4.62%      18.91%      (9.00%)
    RATIOS/SUPPLEMENTARY DATA:
    Net assets at end of period
     (000's)                             $29,644     $29,722     $28,121     $24,410     $18,528
    Ratio of net expenses to average
     net assets                             1.00%       1.00%       1.00%       1.00%       1.00%
    Ratio of net investment income to
     average net assets                     1.52%       1.49%       1.26%       1.38%       1.95%
    Ratio of expenses to average net
     assets(a)                              1.17%       1.18%       1.26%       1.26%       1.26%
    Portfolio turnover                     28.57%      41.14%      21.15%      26.47%      40.07%


   (a) During the period, certain fees were reduced and total fund expenses were capped at 1.00% by the Adviser. If such expense caps had not been in place, the ratio would have been as indicated.

FINANCIAL HIGHLIGHTS [HAND ICON]
                                                       WALDEN SOCIAL EQUITY FUND


                                         FOR THE     FOR THE     FOR THE     FOR THE     FOR THE
                                          YEAR        YEAR        YEAR        YEAR        YEAR
                                          ENDED       ENDED       ENDED       ENDED       ENDED
                                        MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,
                                          2007        2006        2005        2004        2003
    NET ASSET VALUE, BEGINNING OF
     PERIOD                              $ 12.09     $ 11.34     $ 10.85     $  8.24     $ 10.26
    ---------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
     Net investment income                  0.07        0.09        0.08        0.04        0.04
     Net realized and unrealized
       gains/(losses) from investment
       transactions                         0.61        0.74        0.48        2.61       (2.02)
    ---------------------------------------------------------------------------------------------
       Total from investment
         activities                         0.68        0.83        0.56        2.65       (1.98)
    ---------------------------------------------------------------------------------------------
    DIVIDENDS:
     Net investment income                 (0.08)      (0.08)      (0.07)      (0.04)      (0.04)
     Net realized gains from
       investments                         (0.38)         --          --          --          --
    ---------------------------------------------------------------------------------------------
       Total dividends                     (0.46)      (0.08)      (0.07)      (0.04)      (0.04)
    ---------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD       $ 12.31     $ 12.09     $ 11.34     $ 10.85     $  8.24
    ---------------------------------------------------------------------------------------------
    TOTAL RETURN                            5.62%       7.32%       5.18%      32.14%     (19.34%)
    RATIOS/SUPPLEMENTARY DATA:
    Net assets at end of period
     (000's)                             $49,873     $48,712     $45,287     $40,446     $26,450
    Ratio of net expenses to average
     net assets                             1.00%       1.00%       1.00%       1.00%       1.00%
    Ratio of net investment income to
     average net assets                     0.68%       0.70%       0.75%       0.45%       0.48%
    Ratio of expenses to average net
     assets(a)                              1.15%       1.12%       1.15%       1.16%       1.18%
    Portfolio turnover                     25.50%      29.11%      15.89%      22.33%      16.10%


   (a) During the period, certain fees were reduced and total fund expenses were capped at 1.00% by the Adviser. If such expense caps had not been in place, the ratio would have been as indicated.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

Each Fund's annual and semi-annual reports to shareholders contain additional investment information. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.


THE FUNDS CURRENTLY MAINTAIN A SEPARATE INTERNET WEBSITE CONTAINING COPIES OF THEIR REPORTS OR THE SAI AT WWW.BTIM.COM. YOU ALSO CAN GET FREE COPIES OF REPORTS AND THE SAI, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CONTACTING THE FUNDS AT:


                            BOSTON TRUST MUTUAL FUNDS
                            C/O BOSTON TRUST & INVESTMENT MANAGEMENT COMPANY ONE BEACON STREET
                            BOSTON, MASSACHUSETTS 02108

                            TELEPHONE: 1-800-282-8782 X 7050

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION:

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

Investment Company Act File No. 811-6526.                           BTWPU  08/07

                                                           [Recycle Logo]

                           BOSTON TRUST BALANCED FUND
                            BOSTON TRUST EQUITY FUND
                           BOSTON TRUST SMALL CAP FUND

                           WALDEN SOCIAL BALANCED FUND
                            WALDEN SOCIAL EQUITY FUND

                         EACH AN INVESTMENT PORTFOLIO OF

                               THE COVENTRY GROUP

                       STATEMENT OF ADDITIONAL INFORMATION


                                 AUGUST 1, 2007



     This Statement of Additional Information is not a prospectus but should be read in conjunction with the prospectus for Boston Trust Balanced Fund, Boston Trust Equity Fund, Boston Trust Small Cap Fund, Walden Social Balanced Fund and Walden Social Equity Fund (collectively, the "Funds"), dated the same date as the date hereof (the "Prospectus"). The Funds are separate investment portfolios of The Coventry Group (the "Group"), an open-end investment management company. This Statement of Additional Information is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Boston Trust Mutual Funds c/o Boston Trust Investment Management, Inc. at One Beacon Street, Boston, Massachusetts 02108, by telephoning toll free (800) 282-8782, ext. 7050 and on the Funds' website at www.btim.com.

                                TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES.........................................    3
   Additional Information On Portfolio Instruments.........................    3

INVESTMENT RESTRICTIONS....................................................    7
   Portfolio Turnover......................................................    9

NET ASSET VALUE............................................................    9
   Additional Purchase and Redemption Information..........................   10

MANAGEMENT OF THE GROUP....................................................   11
   Trustees and Officers...................................................   11
   Investment Adviser......................................................   15
   Portfolio Manager Information...........................................   16
   Code Of Ethics..........................................................   18
   Portfolio Transactions..................................................   18
   Administrator And Fund Accounting Services..............................   20
   Distributor.............................................................   22
   Custodian...............................................................   22
   Transfer Agency Services................................................   23
   Independent Registered Public Accounting Firm...........................   23
   Legal Counsel...........................................................   22

ADDITIONAL INFORMATION.....................................................   23
   Description Of Shares...................................................   23
   Vote Of A Majority Of The Outstanding Shares............................   25
   Additional Tax Information..............................................   25
   Yields And Total Returns................................................   29
   Performance Comparisons.................................................   32
   Proxy Voting............................................................   33
   Disclosure of Fund Portfolio Holdings...................................   33

MISCELLANEOUS..............................................................   34

FINANCIAL STATEMENTS.......................................................   35

                       STATEMENT OF ADDITIONAL INFORMATION

                               THE COVENTRY GROUP

     The Coventry Group (the "Group") is an open-end investment management company which offers currently its shares in separate series. This Statement of Additional Information deals with five such portfolios: Boston Trust Balanced Fund, Boston Trust Equity Fund, Boston Trust Small Cap Fund, Walden Social Balanced Fund and Walden Social Equity Fund (the "Funds"). Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

Additional Information On Portfolio Instruments

     The following policies supplement the investment objectives and policies of each Fund as set forth in the Prospectus.


     MONEY MARKET INSTRUMENTS. Money market instruments selected for investment by the Funds include high grade, short-term obligations, including those issued or guaranteed by the U.S. Government, its agencies and instrumentalities, U.S. dollar-denominated certificates of deposit, time deposits and bankers' acceptances of U.S. banks (generally banks with assets in excess of $1 billion), repurchase agreements with recognized dealers and banks and commercial paper (including participation interests in loans extended by banks to issuers of commercial paper) that at the date of investment are rated A-1 or A-1+ by S&P or P-1 by Moody's, or, if unrated, of comparable quality as determined by the Adviser.


     REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements. Under such agreements, the seller of a security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Funds, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Funds together with the repurchase price on repurchase. In either case, the income to the Funds is unrelated to the interest rate on the security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the Securities and Exchange Commission ("SEC") or exempt from such registration. The Funds will enter generally into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Funds may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 5% of the value of the Funds' net assets would be invested in illiquid securities including such repurchase agreements.

     For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Funds to the seller of the U.S. Government security subject to the repurchase agreement. In the event of the insolvency or default of the seller, the

Funds could encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. As with any unsecured debt instrument purchased for the Funds, the Investment Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the U.S. Government security.

     There is also the risk that the seller may fail to repurchase the security. However, the Funds will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Funds plus accrued interest, and the Funds will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Funds will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Funds will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

     WHEN-ISSUED SECURITIES. The Funds are authorized to purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Funds to the issuer and no interest accrues to the Funds. To the extent that assets of the Funds are held in cash pending the settlement of a purchase of securities, the Funds would earn no income; however, it is the Funds' intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, any purchase of such securities would be made with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Funds do not believe that its net asset value or income will be affected adversely by its purchase of securities on a when-issued basis. The Funds will designate liquid securities equal in value to commitments for when-issued securities. Such segregated assets either will mature or, if necessary, be sold on or before the settlement date.

     FOREIGN SECURITIES. Each Fund may invest up to 15% of its assets in foreign securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There can be no assurance that the Adviser will be able to anticipate these potential events and/or counter their impacts on a Fund's share price.

     Securities of foreign issuers may be held by the Funds in the form of American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs"). These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national market and currencies.

     Each Fund may invest without regard to the 15% limitation in securities of foreign issuers which are listed and traded on a domestic national securities exchange.

     DEBT SECURITIES AND RATINGS. Ratings of debt securities represent the rating agencies' (as described below) opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security.

     If a security's rating is reduced while it is held by the Funds, the Adviser will consider whether the Funds should continue to hold the security, but the Funds are not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial conditions may be better or worse than the rating indicates.


     The Funds reserve the right to invest up to 20% of their assets in securities rated lower than BBB- by Standard & Poor's Ratings Group ("S&P") or lower than Baa3 by Moody's Investors Service, Inc. ("Moody's"), but rated at least B- by S&P or B3 by Moody's (or, in either case, if unrated, deemed by the Adviser to be of comparable quality). Lower-rated securities generally offer a higher current yield than that available for higher grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes, or perceived changes, in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could affect adversely their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is smaller and less active than that for higher quality securities, which may limit the Funds' ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a smaller and less actively-traded market.

     Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Funds may have to replace the security with a lower-yielding security, resulting in a decreased return to investors. Also, because the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by the Funds may decline proportionately more than funds consisting of higher-rated securities. If the Funds experience unexpected net redemptions, they may be forced to sell their higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Funds and increasing the exposure of the Funds to the risks of lower-rated securities. Investments in zero-coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

     OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment objectives and policies, each Fund may purchase and write call and put options on securities, securities indexes and on foreign currencies and enter into futures contracts and use options on futures contracts, to the extent of up to 5% of its assets. The Funds will engage in futures contracts and related options only for hedging purposes and will not engage in such transactions for speculation or leverage.

     Transactions in options on securities and on indexes involve certain risks. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when the Funds seek to close out an option position. If the Funds were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire worthless. If the Funds were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Funds forgo, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Funds, the Funds would not be able to close out the option. If restrictions on exercise were imposed, the Funds might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Funds is covered by an option on the same index purchased by the Funds, movements in the index may result in a loss to the Funds; such losses might be mitigated or exacerbated by changes in the value of the Funds' securities during the period the option was outstanding.

     Use of futures contracts and options thereon also involves certain risks. The variable degree of correlation between price movements of futures contracts and price movements in the related portfolio positions of the Funds creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. Also, futures and options markets may not be liquid in all circumstances and certain over the counter options may have no markets. As a result, in certain markets, the Funds might not be able to close out a transaction at all or without incurring losses. Although the use of options and futures transactions for hedging should minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. If losses were to result from the use of such transactions, they could reduce net asset value and possibly income. The Funds may use these techniques to hedge against changes in interest rates or securities prices or as part of its overall investment strategy. The Funds will segregate liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options and futures contracts to avoid leveraging of the Funds.

     ILLIQUID AND RESTRICTED SECURITIES. The Funds may not invest more than 5% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so-called "restricted securities"); and
(iii) repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between the Funds' decision to dispose of such securities and the time when the Funds are able to dispose of them, during which time the value of the securities could decline. Securities which meet the requirements of Securities Act Rule 144A are restricted, but may be determined to be liquid by the Trustees, based on an evaluation of the applicable trading markets.

                             INVESTMENT RESTRICTIONS

     The following policies and investment restrictions have been adopted by each Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Funds' outstanding voting securities as defined in the 1940 Act. The Funds may not:

     1. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, or (b) to the extent the entry into a repurchase agreement is deemed to be a loan.

     2. (a) Borrow money, except from banks for temporary or emergency purposes. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

          (b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

     3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (The Funds are not precluded from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

     4. Purchase or sell real estate, commodities or commodity contracts (other than futures transactions for the purposes and under the conditions described in the prospectus and in this SAI).

     5. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (This restriction does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

     6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures, forward or repurchase transactions.

     7. Purchase the securities of any issuer, if as a result more than 5% of the total assets of the Funds would be invested in the securities of that issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, provided that up to 25% of the value of the Funds' assets may be invested without regard to this limitation.

     The Funds observe the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Funds may not:

     1. Purchase any security if as a result the Funds would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of a single issuer.

     2.   Invest in any issuer for purposes of exercising control or management.

     3. Invest in securities of other investment companies which would result in the Funds owning more than 3% of the outstanding voting securities of any one such investment company, Funds owning securities of another investment company having an aggregate value in excess of 5% of the value of the Fund's total assets, or Funds owning securities of investment companies in the aggregate which would exceed 10% of the value of the Funds' total assets.

     4. Invest, in the aggregate, more than 5% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

     5. Invest more than 15% of its assets in securities of foreign issuers (including American Depositary Receipts with respect to foreign issuers, but excluding securities of foreign issuers listed and traded on a domestic national securities exchange).

     6.   Invest in securities issued by any affiliate of the Adviser.

     If a percentage restriction described in the Prospectus or this Statement of Additional Information is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except for the policies regarding borrowing and illiquid securities or as otherwise specifically noted.

Portfolio Turnover

     The portfolio turnover rate for the Funds is calculated by dividing the lesser of the Funds' purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.

     The portfolio turnover rate may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates generally will result in higher transaction costs, including brokerage commissions, to the Funds and may result in additional tax consequences to the Funds' Shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

                                 NET ASSET VALUE

     As indicated in the Prospectus, the net asset value of the Funds is determined once daily as of the close of public trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Standard Time) on each day that the Exchange is open for trading. The New York Stock Exchange will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,

Thanksgiving, and Christmas. The Funds do not expect to determine the net asset value of their shares on any day when the Exchange is not open for trading, even if there is sufficient trading in portfolio securities on such days to materially affect the net asset value per share.

     Investments in securities for which market quotations are readily available are valued based upon their current available prices in the principal market in which such securities are normally traded. Unlisted securities for which market quotations are readily available are valued at such market value. Securities and other assets for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Trustees of the Group. Short-term securities (i.e., with maturities of 60 days or less) are valued at either amortized cost or original cost plus accrued interest, which approximates current value.

     Among the factors that will be considered, if they apply, in valuing portfolio securities held by a Fund are the existence of restrictions upon the sale of the security by the Fund, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair value. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

     The Group may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. Certain instruments, for which pricing services used for the Funds do not provide prices, may be valued by the Group using methodologies similar to those used by pricing services, where such methodologies are believed to reflect fair value of the subject security. The methods used by the pricing service and the Group and the valuations so established will be reviewed by the Group under the general supervision of the Group's Board of Trustees. Several pricing services are available, one or more of which may be used by the Adviser from time to time.

Additional Purchase and Redemption Information


     Shares of each of the Funds are sold on a continuous basis by Foreside Distribution Services, LP ("Foreside"), and Foreside has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from Foreside, Shares may be purchased through procedures established by Foreside in connection with the requirements of accounts at the Adviser or the Adviser's affiliated entities (collectively, "Entities"). Customers purchasing Shares of the Funds may include officers, directors, or employees of the Adviser or the Entities.


     The Group may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "NYSE") is restricted by applicable rules and regulations of the Commission, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Group of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Group to determine the fair value of its net assets.


INTERESTED TRUSTEES*

                                                                                                    NUMBER OF
                           POSITION(S)                                                           FUNDS IN FUND           OTHER
                            HELD WITH    TERM OF OFFICE** AND    PRINCIPAL OCCUPATION(S)        COMPLEX OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE       THE FUNDS    LENGTH OF TIME SERVED   DURING PAST FIVE YEARS            BY TRUSTEE       HELD BY TRUSTEE
---------------------      -----------   ---------------------   -----------------------        ----------------    ---------------
Walter B. Grimm             Trustee      Indefinite;             President, Leigh Investments,        15             The Coventry
3435 Stelzer Road                        Since April, 1997       Inc. November 2005 to present.                      Funds Trust
Columbus, Ohio 43219                                             Employee BISYS Fund Services
Date of Birth: 6/3/1945                                          Ohio, Inc. June, 1992 to
                                                                 October, 2005


------------------

* Mr. Grimm is considered to be an "interested person" of the Group as defined in the 1940 Act due to his previous employment with BISYS Fund Services Ohio, Inc. the Fund's previous administrator. BISYS Fund Services Ohio, Inc. was acquired by Citigroup in August 2007. Mr. Grimm ceased to be an employee of any BISYS entities after October 31, 2005.


INDEPENDENT TRUSTEES

                                                                                                 NUMBER OF
                                                                                               FUNDS IN FUND
                           POSITION(S)                                                           COMPLEX***        OTHER
                            HELD WITH    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)         OVERSEEN      DIRECTORSHIPS
NAME, ADDRESS AND AGE       THE FUNDS    LENGTH OF TIME SERVED   DURING PAST FIVE YEARS         BY TRUSTEE    HELD BY TRUSTEE
---------------------      -----------   ---------------------   -----------------------       -------------  ---------------

Diane E. Armstrong          Trustee      Indefinite;             Principal of King, Dodson        15           The Coventry
3435 Stelzer Road                        Since November,         Armstrong Financial                           Funds Trust
Columbus, Ohio 43219                     2004.                   Advisors, Inc. August,
Date of Birth: 7/2/1964                                          2003 to present.
                                                                 Director of Financial
                                                                 Planning, Hamilton Capital
                                                                 Management. April, 2000 to
                                                                 August, 2003.

Maurice G. Stark            Trustee      Indefinite;             Consultant to Battelle           15           The Coventry
3435 Stelzer Road                        Since January, 1992.    Memorial Institute                            Funds Trust
Columbus, Ohio 43219                                             (non-profit research group).
Date of Birth: 9/23/1935                                         January, 1995 to present.

Michael M. Van Buskirk      Trustee and  Indefinite;             President and Chief              15           The Coventry
3435 Stelzer Road           Chairman of  Trustee since           Executive Officer, Ohio                       Funds Trust
Columbus, Ohio 43219        the Board    January, 1992.          Bankers League. May,
Date of Birth: 2/22/1947                 Chairman since          1991 to present.
                                         January, 2006.

James H. Woodward           Trustee      Indefinite;             Chancellor Emeritus,             15           The Coventry
3435 Stelzer Road                        Since February, 2006    University of North Carolina                  Funds Trust
Columbus, Ohio 43219                                             at Charlotte. August, 2005
Date of Birth: 11/24/1939                                        to present. Chancellor,
                                                                 University of North Carolina
                                                                 at Charlotte. July, 1989 to
                                                                 July, 2005.

------------------

**  Trustees hold their position until their resignation or removal.

*** The "Fund Complex" consists of The Coventry Group and The Coventry Funds
    Trust.

OFFICERS WHO ARE NOT TRUSTEES


                           POSITION(S)
                           HELD WITH     TERM OF OFFICE* AND
NAME, ADDRESS AND AGE      THE FUNDS    LENGTH OF TIME SERVED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------      -----------  ---------------------   -----------------------------------------------------
David C. Bunstine          President    Indefinite;             Vice President, client service, Citi Fund Services Ohio,
3435 Stelzer Road                       Since June, 2007        Inc. (formerly, BISYS Fund Services Ohio, Inc.) November, 1999
Columbus, OH 43219                                              to present
Date of Birth: 7/30/65

Linda A. Durkin            Treasurer    Indefinite;             Vice President of Fund Administration, Citi Fund Services
3425 Stelzer Road                       Since November, 2006    Ohio, Inc. (formerly, BISYS Fund Services Ohio, Inc.)
Columbus, Ohio 43219                                            September, 2006 to present.  Investors Bank & Trust Co.
Date of Birth: 11/1/1960                                        February, 2006 to September, 2006. R.R. Donnelley & Sons Co.
                                                                June, 2003 to January, 2006. Vice President -- Director of Fund
                                                                Administration, Mercantile-Safe Deposit and Trust Co. 1993 to 2002

Curtis Barnes              Secretary    Indefinite;             Vice President-Legal Services, Citi Fund Services Ohio, Inc.
100 Summer Street                       Since May, 2007         (formerly, BISYS Fund Services Ohio, Inc.) May, 1995 to present.
Boston, MA 02110
Date of Birth: 9/24/1953

Eric B. Phipps             Chief        Indefinite;             Vice President, Citi Fund Services Ohio, Inc. (formerly, BISYS Fund
3425 Stelzer Road          Compliance   Since November, 2006    Services Ohio, Inc.) June, 2006 to present. Staff Accountant
Columbus, Ohio 43219       Officer                              United States Securities and Exchange Commission October, 2004 to
Date of Birth: 6/20/1971                                        May, 2006. Director of Compliance BISYS Fund Services Ohio, Inc.
                                                                December, 1995 to October, 2004.


------------------

* Officers hold their positions until a successor has been duly elected and qualified.

BOARD COMMITTEES


     The Board has an Audit Committee, Nominating Committee and Valuation Committee. The Audit Committee oversees the Group's accounting and financial reporting policies and practices and oversees the quality and objectivity of the Group's financial statements and the independent audit thereof. The members of the Audit Committee, which met three times during the last fiscal year, include all of the Board's independent trustees: Maurice G. Stark, Michael M. Van Buskirk, Diane E. Armstrong and James H. Woodward. The Nominating Committee, also comprised of all of the independent trustees, evaluates the qualifications of candidates and makes nominations for independent trustee membership on the Board. The Nominating Committee does not consider nominees recommended by shareholders. During the last fiscal year, the Nominating Committee held no meetings. The purpose of the Valuation Committee, which is comprised of at least two Trustees at all times, one of whom must be an Independent Trustee, is to oversee the implementation of the Group's valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The Valuation Committee meets as necessary.


OWNERSHIP OF SECURITIES


     As of July 6, 2007, the Group's Trustees and officers, as a group, owned less than 1% of each Fund's outstanding Shares. For the year ended December 31, 2006, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment companies overseen by the Trustee within the same family of investment companies as the Funds is as follows:


INTERESTED TRUSTEES

                                                   AGGREGATE DOLLAR RANGE OF
                                                    EQUITY SECURITIES IN ALL
                                                     REGISTERED INVESTMENT
                                                     COMPANIES OVERSEEN BY
                         DOLLAR RANGE OF EQUITY       TRUSTEE IN FAMILY OF
    NAME OF TRUSTEE      SECURITIES IN THE FUNDS      INVESTMENT COMPANIES*
----------------------   -----------------------   -------------------------
Walter B. Grimm                     $0                         $0

INDEPENDENT TRUSTEES


                                                   AGGREGATE DOLLAR RANGE OF
                                                    EQUITY SECURITIES IN ALL
                                                     REGISTERED INVESTMENT
                                                     COMPANIES OVERSEEN BY
                         DOLLAR RANGE OF EQUITY       TRUSTEE IN FAMILY OF
    NAME OF TRUSTEE      SECURITIES IN THE FUNDS      INVESTMENT COMPANIES*
----------------------   -----------------------   -------------------------
Diane E. Armstrong                  $0                         $0
Maurice G. Stark                    $0                 $10,000 - $50,000
Michael M. Van Buskirk              $0                         $0
James H. Woodward                   $0                         $0


* "Family of Investment Companies" means The Coventry Group and The Coventry Funds Trust.

     The Officers of the Group (other than the Chief Compliance Officer) receive no compensation directly from the Group for performing the duties of their offices. Citi Fund Services Ohio, Inc. ("Citi") receives fees from the Funds for acting as administrator and transfer agent and for providing certain fund accounting services. Messrs. Bunstine, Barnes and Phipps and Ms. Durkin are employees of Citi.



     Trustees of the Group not affiliated with Citi receive from the Group, effective as of May 17, 2007, the following fees: a quarterly retainer fee of $2,000 per quarter; a regular meeting fee of $3,000 per meeting; a special in-person meeting fee of $1,000; a telephonic meeting fee of $500; an and a $500 per meeting fee for all other committee meetings. Trustees are also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with Citi do not receive compensation from the Group.



     For the fiscal year ended March 31, 2007 the Trustees received the following compensation from the Group and from certain other investment companies (if applicable) that have the same investment adviser as the Funds or an investment adviser that is an affiliated person of the Group's investment adviser:



                                               PENSION OR         ESTIMATED     TOTAL COMPENSATION
                            AGGREGATE     RETIREMENT BENEFITS       ANNUAL       FROM THE FUND AND
                          COMPENSATION     ACCRUED AS PART OF   BENEFITS UPON    FUND COMPLEX PAID
    NAME OF TRUSTEE      FROM THE FUNDS      FUNDS EXPENSES       RETIREMENT      TO THE TRUSTEES**
----------------------   --------------   -------------------   -------------   ------------------
Diane E. Armstrong           $6,606                $0                 $0              $22,500
Walter B. Grimm*             $6,288                $0                 $0              $21,500
Maurice G. Stark             $6,606                $0                 $0              $22,500
Michael M. Van Buskirk       $6,765                $0                 $0              $23,000
James H. Woodward            $6,765                $0                 $0              $23,000



* Mr. Grimm is considered to be an "interested person" of the Group as defined in the 1940 Act due to his previous employment with BISYS Fund Services Ohio, Inc., the Fund's previous administrator. BISYS Fund Services Ohio, Inc. was acquired by Citigroup in August 2007. Mr. Grimm ceased to be an employee of any BISYS entities after October 31, 2005.

**   The "Fund Complex" consists of The Coventry Group and The Coventry Funds
     Trust.

Investment Adviser


     Investment advisory and management services are provided to the Funds by Boston Trust Investment Management, Inc. (the "Adviser"), pursuant to an Investment Advisory Agreement dated as of September 30, 2004, as amended. The Adviser is a wholly-owned subsidiary of Boston Trust & Investment Management Company, a Massachusetts chartered banking and trust company ("Boston Trust"), which in turn is a wholly-owned subsidiary of BTIM corporation, a bank holding company organized as a Delaware corporation. Under the terms of the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services as described in the Prospectus of the Funds. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, each Fund pays the Adviser a fee, computed daily and paid monthly, at the following annual rates: Boston Trust Balanced Fund 0.75% of average daily net assets; Boston Trust Equity Fund 0.75% of average daily net assets; Boston Trust Small Cap Fund 0.75% of average daily net assets; Walden Social Balanced Fund 0.75% of average daily net assets; and Walden Social Equity Fund 0.75% of average daily net assets.



     Unless sooner terminated, the Investment Advisory Agreement for each Fund will continue in effect until February 28, 2005 and year to year thereafter for successive annual periods if, as to each Fund, such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding Shares of the relevant Fund (as defined in the Funds' Prospectus), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to the Funds at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act, or for reasons as set forth in the Agreement.


     The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.


     The Investment Advisory Agreement annual continuation with respect to each of the Funds was approved by both a majority of the Trustees and a majority of the independent Trustees at a meeting held on February 14, 2007.

     For the fiscal year ended March 31, 2005, the Funds paid the Adviser investment advisory fees pursuant to the terms of the Investment Advisory Agreement, and the Adviser reimbursed investment advisory fees pursuant to the terms of an expense limitation agreement in effect with respect to each of the Funds, as follows: the Boston Trust Balanced Fund paid the Adviser investment advisory fees of $1,239,669 and the Adviser reimbursed the Fund $56,475 in advisory fees; the Boston Trust Equity Fund paid the Adviser investment advisory fees of $286,919 and the Adviser reimbursed the Fund $34,643 in advisory fees; the Walden Social Balanced Fund paid the Adviser investment advisory fees of $195,051 and the Adviser reimbursed the Fund $42,393 in advisory fees; and the Walden Social Equity Fund paid the Adviser investment advisory fees of $318,108 and the Adviser reimbursed the Fund $40,986 in advisory fees.

     For the fiscal year ended March 31, 2006, the Funds paid the Adviser investment advisory fees pursuant to the terms of the Investment Advisory Agreement, and the Adviser reimbursed investment advisory fees pursuant to the terms of an expense limitation agreement in effect with respect to each of the Funds, as follows: the Boston Trust Balanced Fund paid the Adviser investment advisory fees of $1,288,473 and the Adviser reimbursed the Fund $41,828 in advisory fees; the Boston Trust Equity Fund paid the Adviser investment advisory fees of $326,874 and the Adviser reimbursed the Fund $26,932 in advisory fees; the Walden Social Balanced Fund paid the Adviser investment advisory fees of $216,813 and the Adviser reimbursed the Fund $38,056 in advisory fees; and the Walden Social Equity Fund paid the Adviser investment advisory fees of $347,340 and the Adviser reimbursed the Fund $32,149 in advisory fees. For the period from December 16, 2005 (commencement of operations) through March 31, 2006, the Boston Trust Small Cap Fund paid the Adviser investment advisory fees of $17,814 and the Adviser reimbursed the Fund $6,048 in advisory fees.


     For the fiscal year ended March 31, 2007, the Funds paid the Adviser investment advisory fees pursuant to the terms of the Investment Advisory Agreement, and the Adviser waived and/or reimbursed investment advisory fees pursuant to the terms of an expense limitation agreement in effect with respect to each of the Funds, as follows: the Boston Trust Balanced Fund paid the Adviser investment advisory fees of $1,227,604 and the Adviser reimbursed the Fund $19,700 in advisory fees; the Boston Trust Equity Fund paid the Adviser investment advisory fees of $394,447 and the Adviser reimbursed the Fund $28,636 in advisory fees; the Walden Social Balanced Fund paid the Adviser investment advisory fees of $221,758 and the Adviser reimbursed the Fund $34,656 in advisory fees; and the Walden Social Equity Fund paid the Adviser investment advisory fees of $365,634 and the Adviser reimbursed the Fund $45,669 in advisory fees. Boston Trust Small Cap Fund paid the Adviser investment advisory fees of $116,953 and the Adviser reimbursed the Fund $19,675 in advisory fees.



Portfolio Manager Information


     Domenic Colasacco serves as Portfolio Manager for both the Boston Trust Balanced Fund and the Boston Trust Equity Fund. Kenneth Scott serves as Portfolio Manager for the Boston Trust Small Cap Fund. Stephen Moody serves as Portfolio Manager for the Walden Social Balanced Fund and Robert Lincoln serves as Portfolio Manager for the Walden Social Equity Fund. The following table lists the number and types of other accounts managed by each individual and assets under management in those accounts as of March 31, 2007:

                       OTHER                       OTHER POOLED                                                 OTHER
                    REGISTERED         ASSETS       INVESTMENT       ASSETS                     ASSETS      TOTAL ASSETS
PORTFOLIO           INVESTMENT         MANAGED        VEHICLE        MANAGED       OTHER        MANAGED        MANAGED
MANAGER          COMPANY ACCOUNTS   ($ MILLIONS)     ACCOUNTS     ($ MILLIONS)   ACCOUNTS*   ($ MILLIONS)    ($ MILLIONS)
--------------   ----------------   ------------   ------------   ------------   ---------   ------------   ------------
DOMENIC
   COLASACCO             0               $0              1            $403          203          $957          $1,360
KENNETH SCOTT            0               $0              2            $  7           65          $208          $  215
STEPHEN MOODY            0               $0              3            $140          147          $555          $  695
ROBERT LINCOLN           0               $0              1            $ 58           65          $616          $  674


----------
* The majority of these other accounts are invested in one of the other investment vehicles listed above.


     Portfolio managers at the Adviser may manage accounts for multiple clients. Portfolio managers at the Adviser make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, the Adviser may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account. Accordingly, the performance of each account managed by a portfolio manager will vary.

     The compensation of the portfolio managers varies with the general success of the Adviser as a firm and its affiliates. Each portfolio manager's compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of the Adviser and its affiliates for the given time period. The portfolio managers' compensation is not linked to any specific factors, such as a Fund's performance or asset level.

     The Adviser's compensation structure is designed to recognize cumulative contribution to its investment policies and process, and client service. Compensation incentives align portfolio manager interests with the long-term interest of clients. Short-term, return based incentives, which may encourage undesirable risk are not employed. Returns and portfolios are monitored for consistency with investment policy parameters.

     The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the potential conflicts associated with managing multiple accounts for multiple clients.


     The dollar range of equity securities beneficially owned by the Funds' portfolio managers in the Funds they manage as of March 31, 2007 is as follows:

PORTFOLIO MANAGER              FUND               DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
-----------------   ---------------------------   ----------------------------------------------------
DOMENIC COLASACCO   BOSTON TRUST BALANCED FUND                      $10,001 - $50,000
DOMENIC COLASACCO    BOSTON TRUST EQUITY FUND                     $500,001 - $1,000,000
KENNETH SCOTT       BOSTON TRUST SMALL CAP FUND                       $1 - $10,000
STEPHEN MOODY       WALDEN SOCIAL BALANCED FUND                           None
ROBERT LINCOLN       WALDEN SOCIAL EQUITY FUND                      over $1,000,000


Code Of Ethics

     The Coventry Group, the Adviser and the Distributor have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the Investment Company Act of 1940, applicable to securities trading practices of its personnel. Each Code permits covered personnel to trade in securities in which a Fund may invest, subject to certain restrictions and reporting requirements.

Portfolio Transactions

     References to the Adviser with respect to portfolio transactions include its affiliate, Boston Trust & Investment Management Company. Pursuant to the Investment Advisory Agreement with respect to the Funds, the Adviser determines, subject to the general supervision of the Board of Trustees of the Group and in accordance with the Funds' investment objectives and restrictions, which securities are to be purchased and sold by the Funds, and which brokers are to be eligible to execute such Funds' portfolio transactions.

     Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price.

     Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Group, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.


     Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Adviser may receive orders for transactions on behalf of the Funds. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing the Funds' brokerage transactions which are in excess of the amount of commission another broker would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of that particular transaction or in terms of all of the accounts over which it exercises investment discretion. Any such research and other statistical and factual information provided by brokers to the Funds or to the Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its respective agreement regarding management of the Funds. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among the Funds and other clients of the Adviser who may indirectly benefit from the availability of such information. Similarly, the Funds may indirectly benefit from information made available as a result of transactions effected for such other clients. Under the Investment Advisory Agreement, the Adviser is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event the Adviser does follow such a practice, it will do so on a basis which is fair and equitable to the Group and the Funds. During the fiscal year ended March 31, 2007, the Boston Trust Balanced Fund, Boston Trust Equity Fund, Boston Trust Small Cap Fund, Walden Social Balanced Fund and Walden Social Equity Fund paid $57,195, $29,166, $12,217, $11,657 and $26,198 respectively, in commissions to firms that provide brokerage and research services to the Fund for aggregate portfolio transactions of $54,063,968, $27,759,048, $7,786,513, $10,619,420 and $24,609,385
respectively. These transactions were on a best execution basis, as discussed above. The provision of research was not necessarily a factor in the placement of all such transactions.


     The Adviser may not give consideration to sales of shares of the Funds as a factor in the selection of brokers-dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Funds' shares so long as such selection is based on the quality of the broker's execution and not on its sales efforts.





     Except as otherwise disclosed to the Shareholders of the Funds and as permitted by applicable laws, rules and regulations, the Group will not, on behalf of the Funds, execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates, and will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.


     Investment decisions for each Fund are made independently from those for the other Funds, other funds of the Group or any other investment company or account managed by the Adviser. Any such other fund, investment company or account may also invest in the same securities as the Group on behalf of the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another fund of the Group managed by the Adviser, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect adversely the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement, in making investment recommendations for the Funds, the Adviser will not inquire nor take into consideration whether an issuer of securities proposed for purchase or sale by the Group is a customer of the Adviser, any of its subsidiaries or affiliates and, in dealing with its customers, the Adviser, its subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds or any other fund of the Group.


     For the fiscal year ended March 31, 2005, the Boston Trust Balanced
Fund, Boston Trust Equity Fund, Walden Social Balanced Fund, and Walden Social Equity Fund paid brokerage commissions of $35,803, $12,466, $10,751 and $18,056, respectively. For the fiscal year ended March 31, 2006, the Boston Trust Balanced Fund, Boston Trust Equity Fund, Boston Trust Small Cap Fund, Walden Social Balanced Fund, and Walden Social Equity Fund paid brokerage commissions of $70,845, $25,461, $7,221, $16,330 and $34,410 respectively. For the fiscal year ended March 31, 2007, Boston Trust Balanced Fund, Boston Trust Equity Fund, Boston Trust Small Cap Fund, Walden Social Balanced Fund and Walden Social Equity Fund paid brokerage commissions of $63,583, $31,016, $17,618, $13,392 and $28,244 respectively.


Administrator And Fund Accounting Services


     Citi serves as administrator (the "Administrator") to the Funds pursuant to a Management and Administration Agreement dated as of March 23, 1999 (the "Administration Agreement"). Prior to its acquisition by Citigroup on August 1, 2007, the Administrator was known as BISYS Fund Services Ohio, Inc. The Administrator assists in supervising all operations of the Funds.


     Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, assist the Group or its designee in the preparation of, and file all of the Funds' federal and state tax returns and required tax filings other than those required to be made by the Funds' custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Group's counsel; assist to the extent requested by the Group with the Group's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assist in all aspects of the Funds' operations. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

     The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, equal to a fee calculated daily and paid periodically, at the annual rate equal to twenty one-hundredths of one percent (0.20%) of that Fund's average daily net assets.

         For the fiscal year ended March 31, 2005, the Boston Trust Balanced Fund, Boston Trust Equity Fund, Walden Social Balanced Fund, and Walden Social Equity Fund paid the BISYS Fund Services Ohio, Inc., the prior Administrator (the "Prior Administrator"), Administrative Fees of $330,581, $76,512, $52,014 and $84,829, respectively and the Prior Administrator voluntarily waived administrative fees of $85,317, $19,746,$13,424 and $21,893. For the fiscal year ended March 31, 2006, the Boston Trust Balanced Fund, Boston Trust Equity Fund, Walden Social Balanced Fund and Walden Social Equity Fund paid the Prior Administrator administrative fees of $343,597, $87,167, $57,817 and $92,625, respectively and the Prior Administrator voluntarily waived administrative fees of $91,266, $23,089, $15,341 and $24,569, respectively. For the period from December 16, 2005 (commencement of operations) through March 31, 2006, the Boston Trust Small Cap Fund paid the Prior Administrator administrative fees of $4,750 and the Prior Administrator voluntarily waived administrative fees of $1,248. For the fiscal year ended March 31, 2007, the Boston Trust Balanced Fund, Boston Trust Equity Fund, Boston Trust Small Cap Fund, Walden Social Balanced Fund, and Walden Social Equity Fund paid the Prior Administrator Administrative Fees of $327,365, $105,187, $31,188, $59,136 and $97,503,
respectively and the Prior Administrator voluntarily waived administrative fees of $88,241, $28,260, $8,329,$16,685 and $25,514, respectively.


     The Administration Agreement is renewed automatically for successive one-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Group's Board of Trustees or by the Administrator.

     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by any Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.


     In addition, Citi provides certain fund accounting services to the Funds pursuant to a Fund Accounting Agreement dated as of March 23, 1999. Under such Agreement, Citi maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Funds' custodian, affirmation to the Funds' custodian of all portfolio trades and cash settlements, verification and reconciliation with the Funds' custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

Distributor


     Foreside serves as agent for each of the Funds in the distribution of its Shares pursuant to a Distribution Agreement dated as of August 1, 2007 (the "Distribution Agreement").Unless otherwise terminated, the Distribution Agreement will continue in effect for successive annual periods if, as to each Fund, such continuance is approved at least annually by (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) by the vote of a majority of the Trustees of the Group who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.



     In its capacity as Distributor, Foreside enters into selling agreements with intermediaries that solicit orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. Foreside receives annual compensation of $18,750 under the Distribution Agreement. Foreside has entered into a Distribution Services Agreement with the Adviser in connection with Foreside's services as distributor of the Funds pursuant to which the Adviser undertakes to pay Foreside amounts owed to Foreside under the terms of the Distribution Agreement to the extent that the Funds are not otherwise authorized to make such payments.



Prior its acquisition by Foreside Distributors on August 1, 2007, the Distributor was known as BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, OH 43219.




Custodian

     Boston Trust & Investment Management Company, One Beacon Street, Boston, Massachusetts 02108 (the "Custodian"), serves as the Funds' custodian pursuant to the Custody Agreement dated as of December 8, 2005. The Custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments. The Custodian is an affiliate of the Funds and it receives fees for the custodial services it provides.

Transfer Agency Services

     Boston Trust & Investment Management Company serves as transfer agent and dividend disbursing agent (the "Transfer Agent") for all of the Funds pursuant to the Transfer Agency Agreement dated as of March 23, 1999. Pursuant to such Transfer Agency Agreement, the Transfer Agent, among other things, performs the following services in connection with each Fund's shareholders of record: maintenance of shareholder records for each of the Fund's shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of the Funds on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of shareholders of record.

Shareholder Services Agreements


     The Funds are entitled to enter into Shareholder Services Agreements pursuant to which the Funds are authorized to make payments to certain entities which may include investment advisers, banks, trust companies and other types of organizations ("Authorized Service Providers") for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Provider for its clients or other parties with whom they have a servicing relationship. Under the terms of each Shareholder Services Agreement, a Fund is authorized to pay an Authorized Service Provider (which include affiliates of the Funds) a shareholder services fee which may be based on the average daily net asset value of the shares of the Fund attributable to or held in the name of the Authorized Service Provider for providing certain administrative services to Fund shareholders with whom the Authorized Service Provider has a servicing relationship, on a fixed dollar amount for each account serviced by the Authorized Service Provider, or some combination of each of those methods of calculation. Among the types of shareholder services that may be compensated under the Agreements are: (1) answering customer inquiries of a general nature regarding the Funds; (2) responding to customer inquiries and requests regarding statements of additional information, reports, notices, proxies and proxy statements, and other Fund documents; (3) delivering prospectuses and annual and semi-annual reports to beneficial owners of Fund shares; (4) assisting the Funds in establishing and maintaining shareholder accounts and records; (5) assisting customers in changing account options, account designations and account addresses; (6) sub-accounting for all Fund share transactions at the shareholder level; (7) crediting distributions from the Funds to shareholder accounts; (8) determining amounts to be reinvested in the Funds; and (9) providing such other administrative services as may be reasonably requested and which are deemed necessary and beneficial to the shareholders of the Funds.


Independent Registered Public Accounting Firm

     The independent registered public accounting firm of Ernst & Young LLP has been selected as the independent accountants for the Funds for their current fiscal year. The independent registered public accounting firm performs an annual audit of the Funds' financial statements and provides other related services. Reports of their activities are provided to the Group's Board of Trustees.

Legal Counsel


     Thompson Hine LLP, 10 West Broad Street, Suite 700, Columbus, Ohio 43215, is counsel to the Group.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

     The Group is a Massachusetts business trust organized on January 8, 1992. The Group's Declaration of Trust is on file with the Secretary of State of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, with a par value of $0.01 per share. The Group consists of several funds organized as separate series of shares. The Group's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Group into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

     Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group, shareholders of a fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Group shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of the Fund will be required in connection with a matter, the Funds will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Funds. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be acted effectively upon with respect to the Funds only if approved by a majority of the outstanding shares of the Funds. However, Rule 18f-2 also provides that the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Group voting without regard to series.

     Under Massachusetts law, shareholders, under certain circumstances, could be held personally liable for the obligations of the Group. However, the Declaration of Trust disclaims liability of the Shareholders, Trustees or officers of the Group for acts or obligations of the Group, which are binding only on the assets and property of the Group, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Group or the Trustees. The Declaration of Trust provides for indemnification out of Group property for all loss and expense of any shareholder held personally liable for the obligations of the Group. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Group itself would be unable to meet its obligations, and thus should be considered remote.

     As of July 6, 2007, the following entities known to the Group owned of record or beneficially 5% or more of the outstanding shares of any Fund: (i) Boston Trust & Investment Management Company, One Beacon Street, Boston, Massachusetts 02108, which owned of record 97.17% of the issued and outstanding Shares of the Boston Trust Balanced Fund, 100% of the issued and outstanding Shares of the Boston Trust Equity Fund, 80.59% of the issued and outstanding Shares of the Boston Trust Small Cap Fund, 60.28% of the issued and outstanding Shares of the Walden Social Balanced Fund, and 34.49% of the issued and outstanding shares of the Walden Social Equity Fund; (ii) Fidelity Investments, 100 Magellan Way, Covington, Kentucky 41015, which owned of record 37.11% of the issued and outstanding Shares of the Walden Social Balanced Fund and 49.99% of the issued and outstanding Shares of the Walden Social Equity Fund, (iii) Wachovia Bank, N.A., 1525 West W.T. Harris Blvd., Charlotte, North Carolina 28288, which owned of record 6.43% of the issued and outstanding Shares of the Walden Social Equity Fund and (iv) Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, which owned of record 15.97% of the issued and outstanding Shares of the Boston Trust Small Cap Fund.


Vote Of A Majority Of The Outstanding Shares

     As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Funds means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

Additional Tax Information

     Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to Shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of the Funds' shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

     Each of the Funds is treated as a separate entity for federal income tax purposes and intends each year to qualify and elect to be treated as a "regulated investment company" under the Code, for so long as such qualification is in the best interest of that Fund's shareholders. To qualify as a regulated investment company, each Fund must, among other things: diversify its investments within certain prescribed limits; derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and, distribute to its Shareholders at least 90% of its investment company taxable income for the year. In general, the Funds' investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net mid-term or net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

     A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Funds would be subject to a non-deductible excise tax equal to 4% of the deficiency.

     Although the Funds expect to qualify as a "regulated investment company" and thus to be relieved of all or substantially all of their federal income tax liability, depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, if for any taxable year the Funds do not qualify for the special tax treatment afforded regulated investment companies, all of their taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to their Shareholders). In such event, dividend distributions would be taxable to Shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

     It is expected that each Fund will distribute annually to Shareholders all or substantially all of the Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to Shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash.

     The excess of net long-term capital gains over short-term capital losses realized and distributed by the Funds and designated as capital gain dividends, whether paid in cash or reinvested in Fund shares, will be taxable to Shareholders. The Code generally provides through 2010 for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions resulting from a Fund's investments in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Passive foreign investment company are not treated as "qualified foreign corporations." Foreign tax credits associated with dividends from "qualified foreign corporations" will be limited to reflect the reduced U.S. tax on those dividends.

     Foreign taxes may be imposed on the Funds by foreign countries with respect to its income from foreign securities, if any. It is expected that, because less than 50% in value of each Fund's total assets at the end of its fiscal year will be invested in stocks or securities of foreign corporations, none of the Funds will be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by the Funds. Any such taxes will be taken as a deduction by the Funds.

     The Funds may be required by federal law to withhold and remit to the U.S. Treasury 28% of taxable dividends, if any, and capital gain distributions to any Shareholder, and the proceeds of redemption or the values of any exchanges of Shares of the Funds by the Shareholder, if such Shareholder (1) fails to furnish the Group with a correct taxpayer identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Group that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security number.

     Information as to the Federal income tax status of all distributions will be mailed annually to each Shareholder.

     MARKET DISCOUNT. If any of the Funds purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Funds in each taxable year in which the Funds own an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Funds at a constant rate over the time remaining to the debt security's maturity or, at the election of the Funds, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

     ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Funds, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

     OPTIONS, FUTURES AND FORWARD CONTRACTS. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which the Funds may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Funds at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Transactions in options, futures and forward contracts undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds, and losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Funds may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

     Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Funds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to Shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

     CONSTRUCTIVE SALES. Under certain circumstance, the Funds may recognize gain from the constructive sale of an appreciated financial position. If the Funds enter into certain transactions in property while holding substantially identical property, the Funds would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Funds' holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

     SECTION 988 GAINS OR LOSSES. Gains or losses attributable to fluctuations in exchange rates which occur between the time the Funds accrue income or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time the Funds actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Funds' investment company taxable income available to be distributed to its Shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Funds would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to Shareholders, rather than as an ordinary dividend, reducing each Shareholder's basis in his or her Fund shares.

     PASSIVE FOREIGN INVESTMENT COMPANIES. The Funds may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Funds receive a so-called "excess distribution" with respect to PFIC stock, the Funds themselves may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Funds to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Funds held the PFIC shares. The Funds will themselves be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Funds would be required to include in their gross income their share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Funds' PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

YIELDS AND TOTAL RETURNS

     YIELD CALCULATIONS. Yields on each Fund's Shares are computed by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The net investment income per share of a Fund earned during the period is based on the average daily number of Shares of that Fund outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                      a - b

                          Yield = 2 [(cd + 1)exp(6) - 1]

Where: a = dividends and interest earned during the period.
       b = expenses accrued for the period (net of reimbursements).
       c = the average daily number of Shares outstanding during the period that were entitled to receive dividends.
       d = maximum offering price per Share on the last day of the period.

     For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is held by the Fund. Interest earned on any debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last Business Day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

     Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

     During any given 30-day period, the Adviser, Administrator or Distributor may voluntarily waive all or a portion of their fees with respect to a Fund. Such waiver would cause the yield of a Fund to be higher than it would otherwise be in the absence of such a waiver.

     TOTAL RETURN CALCULATIONS. Average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in Shares of that Fund immediately rather than paid to the investor in cash. A Fund computes the average annual total return by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

Average Annual
Total Return   = [(ERV/P)exp(1/n)-1]

Where: ERV    = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.
         P    = hypothetical initial payment of $1,000.
         n    = period covered by the computation, expressed in terms of years.

     The Funds compute their aggregate total return by determining the aggregate compounded rate of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return = [(ERV/P)-1]

       ERV    = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.
        P     = hypothetical initial payment of $1,000.

     The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

     The Funds compute their average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions but not after taxes on redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

Average Annual Total Return After Taxes
(after taxes on distributions)          = [(ATV(D)/P)exp(1/n)-1]

Where: P      = a hypothetical initial payment of $1,000.
       n      = number of years.
       ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods after taxes on fund distributions but not after taxes on redemption.

     The Funds compute their average annual total return after taxes on distributions and redemptions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions and redemptions of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

Average Annual Total Return After Taxes
(after taxes on distributions and redemptions) = [(ATV(DR)/P)exp 1/n -1]

Where: P       = a hypothetical initial payment of $1,000.
       n       = number of years.
       ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemption.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Performance Comparisons

     Investors may analyze the performance of the Funds by comparing them to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, Morningstar, Inc., Ibbotson Associates, CDA/Wiesenberger, The New York Times, Business Week, USA Today and local periodicals. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of the Adviser in comparison to other investment advisers.

     From time to time, the Group may include the following types of information in advertisements, supplemental sales literature and reports to Shareholders:
(1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Group; (5) descriptions of investment strategies for one or more of such Funds;
(6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks;
(8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in one or more of the Funds. The Group may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples must state clearly that they are based on an express set of assumptions and are not indicative of the performance of any Fund.

     Current yields or total return will fluctuate from time to time and may not be representative of future results. Accordingly, a Fund's yield or total return may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and total return are functions of a Fund's quality, composition and maturity, as well as expenses allocated to such Fund.

Proxy Voting

     The Board of Trustees of the Group has adopted proxy voting policies and procedures (the "Group Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser and adopted the Adviser's proxy voting policies and procedures (the "Policy") which are described below. The Trustees will review each Fund's proxy voting records from time to time and will annually consider approving the Policy for the upcoming year. In the event that a conflict of interest arises between a Fund's Shareholders and the Adviser or any of its affiliates or any affiliate of the Fund, the Adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of Trustees. A Committee of the Board with responsibility for proxy oversight will instruct the Adviser on the appropriate course of action.


     The Policy is designed to promote accountability of a company's management to its shareholders and to align the interests of management with those of shareholders. The Adviser generally reviews each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders. The Adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. In addition, the Adviser will monitor situations that may result in a conflict of interest between a Fund's shareholders and the Adviser or any of its affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. Information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30th each year is available (1) without charge, upon request, by calling 1-800-282-8782, ext. 7050, (2) on the Funds' Form N-PX on the Securities and Exchange Commission's website at http://www.sec.gov., or (3) on the Funds' website at www.btim.com.

Disclosure of Fund Portfolio Holdings


     The Board of Trustees has adopted policies and procedures for the public and nonpublic disclosure of the Funds' portfolio securities. A complete list of the Funds' portfolio holdings is made publicly available on a quarterly basis through filings made with the SEC on Forms N-CSR and N-Q and on the Funds' website at www.btim.com. As a general matter, in order to protect the confidentiality of the Funds' portfolio holdings, no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except: (1) to service providers that require such information in the course of performing their duties (such as the Funds' custodian, fund accountants, investment adviser, administrator, independent public accountants, attorneys, officers and trustees and each of their respective affiliates and advisors) and are subject to a duty of confidentiality; (2) in marketing materials, provided that the information regarding the portfolio holdings contained therein is at least fifteen days old; or (3) pursuant to certain enumerated exceptions that serve a legitimate business purpose. These exceptions include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed, and
(2) to third-party vendors, such as Morningstar Investment Services, Inc. and Lipper Analytical Services that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement, or where the Board of Trustees has determined that the polices of the recipient are adequate to protect the information that is disclosed. The confidentiality agreement must provide, among other things, that the recipient of the portfolio holdings information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement. Such disclosures must be authorized by the President or Chief Compliance Officer of the Adviser and shall be reported periodically to the Board.


     Neither the Funds nor the Adviser may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of a majority of the Board of Trustees upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds. Any amendments to these policies and procedures must be approved and adopted by the Board of Trustees. The Board may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the policies and procedures, as necessary.

                                  MISCELLANEOUS

     Individual Trustees are generally elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals.

     The Group is registered with the Commission as an investment management company. Such registration does not involve supervision by the Commission of the management or policies of the Group.

     The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

                              FINANCIAL STATEMENTS


     The financial statements of each Fund appearing in the Funds' Annual Report to Shareholders for the fiscal year ended March 31, 2007 have been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm, and are incorporated by reference herein.

                                     PART C
                                   -----------

                                OTHER INFORMATION
                                -----------------

         ITEM 22.  EXHIBITS

                  (a)(1)   Declaration of Trust(1)

                  (a)(2) Establishment and Designation of Series of Shares (Boston Trust Balanced Fund, Boston Trust Equity Fund, Walden Social Balanced Fund, and Walden Social Equity Fund)(3)

                  (a)(3) Establishment and Designation of Series of Shares (Boston Trust Small Cap Fund)(8)

                  (b)(1)   By-Laws(2)

                  (c) Certificates for Shares are not issued. Articles IV, V, VI and VII of the Declaration of Trust, previously filed as Exhibit (a) hereto, define rights of holders of Shares(1)


                  (d)(1) Investment Advisory Agreement between Registrant and Boston Trust Investment Management, Inc.(7)


                  (d)(2) Amended Schedule A to the Investment Advisory Agreement(8)

                  (e)(1) Distribution Agreement between Registrant and BISYS Fund Services(7)

                  (e)(2)   Amended Schedule A to the Distribution Agreement(8)


                  (e)(3) Form of Distribution Services Agreement - filed herewith


                  (f)      Not Applicable


                  (g) Custody Agreement between Registrant and Boston Trust & Investment Management Company (formerly United States Trust Company of Boston)(3)


                  (h)(1) Administration Agreement between the Registrant and BISYS Fund Services(3)

                  (h)(2)   Amended Schedule A to the Administration Agreement(8)

                  (h)(3) Fund Accounting Agreement between the Registrant and BISYS Fund Services(3)


                  (h)(4) Transfer Agency Agreement between the Registrant and Boston Trust & Investment Management Company(8)



                  (h)(5) Expense Limitation Agreement between the Registrant and Boston Trust & Investment Management, Inc. - filed herewith

                  (h)(6) Shareholder Services Agreement(for the Boston Trust Small Cap Fund)(8)


                  (h)(7) Compliance Services Agreement between Registrant and BISYS Fund Services Ohio, Inc. - filed herewith

                  (h)(8) Amendment to Compliance Services Agreement between Registrant and BISYS Fund Services Ohio, Inc. - filed herewith






                  (i)      Opinion and Consent - filed herewith



                  (j) Consent of Independent Registered Public Accounting Firm - filed herewith





                  (k)      Not Applicable

                  (l)      Not Applicable

                  (m)      Not Applicable

                  (n)      Not Applicable

                  (o)      Not Applicable


                  (p)(1)   Code of Ethics of Registrant(6)



                  (p)(2) Code of Ethics of Foreside Distribution Services, LP -- filed herewith


                  (p)(3) Code of Ethics of Boston Trust Investment Management, Inc.(5)


                  (q)      Powers of Attorney -- filed herewith
__________________



1. Filed with initial Registration Statement on January 8, 1992 and incorporated by reference herein.
2. Filed with Post-Effective Amendment No. 2 on September 4, 1992 and incorporated by reference herein.
3. Filed with Post-Effective Amendment No. 51 on June 18, 1999 and incorporated by reference herein.


4.       Filed with Post-Effective Amendment No. 71 on June 30, 2000.




5.       Filed with Post-Effective Amendment No. 93 on August 1, 2002.

6.       Filed with Post-Effective Amendment No. 103 filed July 28, 2004.

7.       Filed with Post-Effective Amendment No. 111 filed on August 1, 2005.

8.       Filed with Post-Effective Amendment No. 118 on December 16, 2005.




ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT Not applicable.

ITEM 24.          INDEMNIFICATION
                  Article IV of the Registrant's Declaration of Trust states as follows:

                  SECTION 4.3.  MANDATORY INDEMNIFICATION.

                  (a) Subject to the exceptions and limitations contained in paragraph
                  (b)      below:

                           (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                                    (b)      No indemnification shall be
                                             provided hereunder to a Trustee or
                                             officer:

                                             (i) against any liability to the
                                              Trust, a Series thereof, or the
                                              Shareholders by reason of a final
                                              adjudication by a court or other
                                              body before which a proceeding was
                                              brought
                           that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                           (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                           (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                                    (A) by the court or other body approving the settlement or other disposition; or (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (1) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office acts on the matter) or (2) written opinion of independent legal counsel.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

         (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

                  (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

                  (ii) a majority of the Disinterested Trustees acting on the matter

                  (provided that a majority of the Disinterested Trustees acts on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

         As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 25.          BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

                  (a) Boston Trust Investment Management, Inc., Boston, Massachusetts, is the investment adviser for the Funds. The business and other connections of Boston Trust Investment Management, Inc. are set forth in the Uniform Application for Investment Adviser Registration ("Form ADV") of Boston Trust Investment Management, Inc. as currently filed with the SEC which is incorporated by reference herein.


ITEM 26.          PRINCIPAL UNDERWRITER

                  (a) Until August 1, 2007, BISYS Fund Services Limited Partnership ("BISYS" or the "Distributor") acts as principal underwriter for the following investment companies:

                  Allianz Variable Insurance Products Fund of Funds Trust Allianz Variable Insurance Products Trust
                  American Independence Funds Trust
                  American Performance Funds
                  The Bjurman, Barry Funds
                  Commonwealth International Series Trust
                  The Coventry Group
                  The Coventry Funds Trust
                  Excelsior Funds, Inc.
                  Excelsior Funds Trust
                  Excelsior Tax-Exempt Funds, Inc.
                  First Focus Funds, Inc.
                  Capital One Funds
                  Greenwich Advisors Trust
                  The Hirtle Callaghan Trust
                  HSBC Advisor Funds Trust
                  HSBC Investor Funds
                  Legacy Funds Group
                  Pacific Capital Funds
                  STI Classic Funds
                  STI Classic Variable Trust
                  The Blue Fund Group
                  Vintage Mutual Funds, Inc.

                  BISYS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. BISYS' main address is 100 SUMMER ST. 15TH FLOOR, Boston, Massachusetts 02110. Office of Supervisory Jurisdiction (OSJ) Branch is at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

                  Effective August 1, 2007, Foreside Distribution Services L.P. ("Foreside") will act as principal underwriter for the following investment companies:

                  American Independence Funds Trust
                  The Bjurman, Barry Funds
                  Commonwealth International Series Trust
                  The Coventry Group
                  The Coventry Funds Trust
                  Excelsior Funds, Inc.
                  Excelsior Funds Trust
                  Excelsior Tax-Exempt Funds, Inc.
                  First Focus Funds, Inc.
                  Capital One Funds
                  Greenwich Advisors Trust
                  The Hirtle Callaghan Trust
                  HSBC Advisor Funds Trust
                  HSBC Investor Funds
                  Legacy Funds Group
                  Pacific Capital Funds
                  STI Classic Funds
                  STI Classic Variable Trust
                  The Blue Fund Group
                  Vintage Mutual Funds, Inc.

                  Foreside is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Foreside's main address is 100 SUMMER ST. 15TH FLOOR, Boston, Massachusetts 02110. Office of Supervisory Jurisdiction (OSJ) Branch is at 3435 Stelzer Road, Columbus, Ohio 43219. Foreside is an indirect wholly-owned subsidiary of Foreside Financial Group LLC.


                  (b) Information about the Directors and Officers of BISYS are as follows:



--------------------------------------------------------------------------------------------------------
Name                   Address                                    Address
--------------------------------------------------------------------------------------------------------
Brian K. Bey           3435 Stelzer Rd., Columbus, OH  43219      President and Director
--------------------------------------------------------------------------------------------------------
Elliot Dobin           100 Summer St., Boston, MA  02110          Secretary
--------------------------------------------------------------------------------------------------------
Andrew H. Byer         3435 Stelzer Rd., Columbus, OH  43219      Chief Compliance Officer
--------------------------------------------------------------------------------------------------------
Wayne A. Rose          100 Summer St., Boston, MA  02110          Assistant Chief Compliance Officer
--------------------------------------------------------------------------------------------------------
James E. (Ed) Pike     3435 Stelzer Rd., Columbus, OH  43219      Financial and Operations Principal
--------------------------------------------------------------------------------------------------------



        Information about the Directors and Officers of Foreside are as follows:



--------------------------------------------------------------------------------------------------------
Name                   Address                                    Address
--------------------------------------------------------------------------------------------------------
Brian K. Bey           3435 Stelzer Rd., Columbus, OH  43219      President and Director
--------------------------------------------------------------------------------------------------------
Elliot Dobin           100 Summer St., Boston, MA  02110          Secretary
--------------------------------------------------------------------------------------------------------
Andrew H. Byer         3435 Stelzer Rd., Columbus, OH  43219      Chief Compliance Officer
--------------------------------------------------------------------------------------------------------
Wayne A. Rose          100 Summer St., Boston, MA  02110          Assistant Chief Compliance Officer
--------------------------------------------------------------------------------------------------------
James E. (Ed) Pike     3435 Stelzer Rd., Columbus, OH  43219      Financial and Operations Principal
--------------------------------------------------------------------------------------------------------

                  (c)      Not applicable


ITEM 27.          LOCATION OF ACCOUNTS AND RECORDS

                  (a) The accounts, books, and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Boston Trust Investment Management, Inc., One Beacon Street, Boston, Massachusetts, 02108 (records relating to its function as investment adviser);
                           Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as administrator), Foreside Distribution Services, LP, 100 Summer Street, Boston, MA 02110. (records relating to its role as distributor) and United States Trust Company of Boston, One Beacon Street, Boston, Massachusetts 02108 (records relating to its function as custodian and transfer agent).

ITEM 28.          MANAGEMENT SERVICES

                  Not Applicable.

ITEM 29.          UNDERTAKINGS

                  None

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 124 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus in the state of Ohio on the 27th day of July, 2007.


                               THE COVENTRY GROUP


                                    By:     /s/ David Bunstine
                                            ---------------------
                                            David Bunstine, President



By:


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


Signature                               Title                                       Date
-----------                             ------                                      ------
/s/Walter B. Grimm                      Trustee                                     July 27, 2007
------------------------
Walter B. Grimm*

/s/ Diane E. Armstrong                  Trustee                                     July 27, 2007
------------------------
Diane E. Armstrong*

/s/ Maurice G. Stark                    Trustee                                     July 27, 2007
------------------------
Maurice G. Stark*

/s/ Michael M. Van Buskirk              Trustee                                     July 27, 2007
------------------------
Michael M. Van Buskirk*

/s/ James H. Woodward                   Trustee                                     July 27, 2007
------------------------
James H. Woodward*

/s/ David Bunstine                      President                                   July 27, 2007
------------------------                (Principal Executive Officer)
David Bunstine

/s/ Linda A. Durkin                     Treasurer (Principal                        July 27, 2007
------------------------
Linda A. Durkin                         Financial and Accounting Officer)



By:      /s/ Michael V. Wible
         ----------------------------------------
         Michael V. Wible, as attorney-in-fact



*        Pursuant to power of attorney filed as Exhibit 22(q).

                                  Exhibit Index


Exhibit
-------
(e)(3)   Form of Distribution Agreement

(h)(5)   Expense Limitation Agreement

(h)(7)   Compliance Services Agreement

(h)(8)   Amendment to Compliance Services Agreement

(i)      Opinion and Consent of Counsel

(j)      Consent of Independent Registered Public Accounting Firm

(p)(2)   Code of Ethics of Foreside Distribution Services, LP

(q)      Power of Attorney